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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material under §240.14a-12

California Water Service Group
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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California Water Service Group
California Water Service Company, Hawaii Water Service Company,
New Mexico Water Service Company, Washington Water Service
Company, CWS Utility Services, and HWS Utility Services

1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

April 18, 2018

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders at 9:30 a.m. on May 30, 2018, at the executive offices of California Water Service Group, located at 1720 North First Street in San Jose, California.

Enclosed are a notice of matters to be voted on at the meeting, our Proxy Statement, a proxy card, and our 2017 Annual Report.

Whether or not you plan to attend, your vote is important. Please vote your shares, as soon as possible, in one of three ways: by Internet, by telephone, or by mail. Instructions regarding Internet and telephone voting are included on the proxy card or voting instruction card. If you choose to vote by mail, please follow the instructions on the proxy card or voting instruction card.

In a continuing effort to conserve natural resources and reduce costs, we produced a summary annual report again this year, opting not to duplicate the financial information that continues to be provided in our Form 10-K filed with the Securities and Exchange Commission. Your perspectives on the annual report are valuable to us. Please send your feedback to annualreport@calwater.com.

Thank you for your investment in the California Water Service Group.

Sincerely,

/s/ PETER C. NELSON

Peter C. Nelson
Chairman of the Board

For directions to the Annual Meeting, please refer to page 64 of this Proxy Statement.

California Water Service Group

Notice of Annual Meeting of Stockholders

The 2018 Annual Meeting of Stockholders (Annual Meeting) of California Water Service Group (Group) will be held on Wednesday, May 30, 2018, at 9:30 a.m., at the executive offices of California Water Service Group, located at 1720 North First Street in San Jose, California. At the meeting, stockholders will consider and vote on the following matters:

1.
Election of the nine directors named in the Proxy Statement;

2.
An advisory vote to approve executive compensation;

3.
Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2018;

4.
Approval of the Group's 2018 Employee Stock Purchase Plan; and

5.
Such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 3, 2018 as the record date for the determination of holders of common stock entitled to notice of, and to vote at, the Annual Meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy: (a) by Internet, (b) by telephone, or (c) by U.S. Postal Service mail. You may revoke your proxy at any time prior to the vote at the Annual Meeting. Of course, in lieu of submitting a proxy, you may vote in person at the Annual Meeting; provided, however, that if you hold your shares in street name, you must request a legal proxy from your stockbroker in order to do so. For specific instructions, please refer to "Questions and Answers about the Proxy Materials and the Annual Meeting" in this Proxy Statement and the instructions on the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 30, 2018:Electronic copies of the Group's Form 10-K, including exhibits, and this Proxy Statement will be available atwww.proxyvote.com.

By Order of the Board of Directors

/s/ MICHELLE R. MORTENSEN

MICHELLE R. MORTENSEN
Corporate Secretary

PROXY STATEMENT

This Proxy Statement, dated April 18, 2018, relates to the solicitation of proxies by the Board of Directors of California Water Service Group (Group) for use at our 2018 Annual Meeting of Stockholders, which is scheduled to be held on May 30, 2018. We expect to begin mailing this Proxy Statement to stockholders on or about April 18, 2018.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What am I voting on?

•
Election of the nine directors named in the Proxy Statement to serve until the 2019 Annual Meeting;

•
An advisory vote to approve executive compensation;

•
Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2018; and

•
Approval of the Group's 2018 Employee Stock Purchase Plan.

Who may attend the Annual Meeting?

Any stockholders of the Group may attend.

Who is entitled to vote?

Stockholders of record on the record date are entitled to vote. The Board has fixed the close of business on April 3, 2018 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

How many votes do I get?

Each share of common stock is entitled to one vote.

What constitutes a quorum?

A majority of the outstanding shares – present at the Annual Meeting or represented by persons holding valid proxies – constitutes a quorum. If you submit a valid proxy card, your shares will be considered in determining whether a quorum is present.

Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time, and place.

At the Record Date, there were 1,934 stockholders of record. There were 48,073,847 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

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How are the directors elected?

Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this majority voting standard, each director must be elected by the affirmative vote of a majority of the votes cast with respect to the director. A majority of the votes cast means that the number of votes cast "FOR" a nominee for director exceeds the number of votes cast "AGAINST" that nominee for director. As a result, abstentions will not be counted in determining which nominees receive a majority of votes cast since abstentions do not represent votes cast for or against a nominee. If you hold your shares through a stockbroker (or other nominee), the stockbroker does not have authority to vote your shares in the election of directors without instructions from you. Shares that your stockbroker does not vote ("broker non-votes") are not considered votes cast for or against a nominee, and they will not be counted in determining which nominees receive a majority of votes cast. In accordance with our director resignation policy, the Nominating/Corporate Governance Committee has established procedures that require an incumbent nominee for director who does not receive the required votes for re-election to tender his or her resignation offer to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the offer, or whether other action should be taken. The Board will act on the Nominating/Corporate Governance Committee's recommendation within 90 days after certification of the election results. We will promptly publicly disclose the Board's decision regarding the resignation offer, including the rationale for rejecting the resignation offer, if applicable.

Who are the Board's nominees?

The nominees are Gregory E. Aliff, Terry P. Bayer, Edwin A. Guiles, Martin A. Kropelnicki, Thomas M. Krummel, M.D., Richard P. Magnuson, Peter C. Nelson, Carol M. Pottenger, and Lester A. Snow. All of the nominees are current Board members. See "Proposal No. 1 – Election of Directors" for biographical information and qualifications. George A. Vera is retiring from the Board as of the Annual Meeting and will not stand for re-election in accordance with the Board's retirement policy.

What are the Board's voting recommendations?

"FOR" each of the nominees to the Board (Proposal No. 1);

"FOR" the proposal regarding an advisory vote to approve executive compensation (Proposal No. 2);

"FOR" the ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2018 (Proposal No. 3); and

"FOR" the approval of the Group's 2018 Employee Stock Purchase Plan (Proposal No. 4).

How do I vote?

If you are a stockholder of record (that is, you hold your shares in your own name), you may vote on the Internet, by telephone, by mail, or in person at the meeting. Different rules apply if your stockbroker or another nominee holds your shares for you (see below).

 You may vote on the Internet.

You do this by following the "Vote by Internet" instructions on the proxy card. If you vote by Internet, you do not have to mail in your proxy card.

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 You may vote by telephone.

You do this by following the "Vote by Phone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.

 You may vote by mail.

You do this by signing the proxy card and mailing it in the enclosed, prepaid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

If you return a signed card but do not provide voting instructions, your shares will be voted:

•
For the nine named director nominees;

•
For the advisory vote to approve executive compensation;

•
For the ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2018; and

•
For the approval of the Group's 2018 Employee Stock Purchase Plan.

You may vote in person at the meeting.

We will distribute written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•
Signing another proxy with a later date;

•
Voting by Internet or by telephone (your latest Internet or telephone proxy is counted);

•
Voting again at the meeting; or

•
Notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record, and you do not return your proxy, your shares will not be voted unless you attend the meeting and vote in person.

What happens if my shares are held by my stockbroker (or other nominee)?

If your shares are held by a stockbroker (or other nominee), you will receive a voting instruction card so that you can instruct your stockbroker on how to vote your shares. If you do not return your voting instruction card, then your stockbroker, under certain circumstances, may vote your shares.

Specifically, stockbrokers have authority under exchange regulations to vote your uninstructed shares on certain "routine" matters. For "non-routine" matters, no votes will be cast on your behalf if you do not instruct your stockbroker on how to vote. If you wish to change the

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voting instructions that you gave to your stockbroker, you must ask your stockbroker how to do so.

If you do not give your stockbroker voting instructions, your stockbroker may either:

•
Proceed to vote your shares on routine matters and refrain from voting on non-routine matters; or

•
Leave your shares entirely unvoted.

Shares that your stockbroker does not vote ("broker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the meeting.

As to my stockbroker voting, which proposals are considered "routine" or "non-routine"?

The ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2018 (Proposal No. 3) is routine. A stockbroker may generally vote on routine matters if the stockbroker has not received voting instructions from you with respect to such matters.

The election of directors (Proposal No. 1), the advisory vote to approve executive compensation (Proposal No. 2), and the approval of the Group's 2018 Employee Stock Purchase Plan (Proposal No. 4) are matters considered "non-routine" under applicable rules. A stockbroker cannot vote without your instructions on non-routine matters.

What is the voting requirement to approve each of the proposals?

Proposal		Vote Required
Proposal No. 1 –	Election of nine directors	Majority of Votes Cast
Proposal No. 2 –	Advisory vote to approve executive compensation	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 3 –	Ratify the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2018	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 4 –	Approve the Group's 2018 Employee Stock Purchase Plan	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only "FOR" and "AGAINST" votes are counted for purposes of determining the votes received in connection with the proposal relating to the election of directors (Proposal No. 1), and therefore broker non-votes and abstentions have no effect on that proposal. Stockbrokers may not vote your shares on Proposal No. 1 without instructions from you. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal No. 2, Proposal No. 3, and Proposal No. 4. In addition, the New York Stock Exchange listing standards contain separate approval requirements with respect to the Group's 2018 Employee Stock Purchase Plan (Proposal No. 4). Under the New York Stock Exchange listing standards, approval of Proposal No. 4 requires the

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affirmative vote of the majority of votes cast. Proposal No. 2 is advisory, meaning that they are not binding on the Board, although the Board will consider the outcome of the votes on these proposals. Abstentions have the effect of a vote "AGAINST" Proposal No. 2, Proposal No. 3, and Proposal No. 4. Stockbrokers may vote your shares on Proposal No. 3 (but not on Proposal No. 2 or Proposal No. 4) without instructions from you. Shares resulting in broker non-votes, if any, are not entitled to vote and will have no effect on the outcome of these proposals.

Who will count the vote?

Representatives of Broadridge Financial Services, Proxy Services, will serve as the inspector of elections and count the votes.

What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What percentage of stock do the directors and executive officers own?

Together, directors and executive officers own approximately 1.0% of our common stock. See "Stock Ownership of Management and Certain Beneficial Owners" for more details elsewhere in this Proxy Statement.

Who are the largest common stockholders?

As of December 31, 2017, the largest stockholders were:

•
BlackRock, Inc. beneficially owned 6,368,283 shares of common stock, representing 13.3% of our aggregate outstanding stock as of such date;

•
The Vanguard Group, Inc. beneficially owned 5,135,812 shares of common stock, representing 10.69% of our aggregate outstanding stock as of such date; and

•
T. Rowe Price Associates, Inc. beneficially owned 3,243,606 shares of common stock, representing 6.7% of our aggregate outstanding stock as of such date.

*
To the best of our knowledge, no other stockholders held more than 5% of our common shares as of such date.

What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?

Any proposals that stockholders intend to submit for inclusion in next year's Group proxy materials must be received by the Corporate Secretary of the Group by December 19, 2018. A proposal, together with any supporting statement, may not exceed 500 words and must comply with other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Please submit the proposal to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders' meeting?

Stockholders who are entitled to vote at a stockholders' meeting may propose a nominee for the Board or other business for consideration at a meeting without seeking to have the matter included in the proxy materials for the meeting pursuant to Rule 14a-8. The bylaws contain the requirements for doing so. The bylaws are posted on the Group's website at

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http://www.calwatergroup.com. Physical copies of these documents are also available upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, CA 95112-4598. Briefly, a stockholder must give timely prior notice of the matter to the Group. The notice must be received by the Corporate Secretary at the Group's principal place of business by the 150th day before the first anniversary of the prior year's Annual Meeting. For the 2019 Annual Meeting, to be timely, notice must be received by the Corporate Secretary not later than the close of business on December 31, 2018. If we change the date of the meeting by more than thirty days before or more than sixty days after the date of the previous meeting, notice is due not later than the close of business on the later of the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the meeting. If the Group's Corporate Secretary receives notice of a matter after the applicable deadline, the notice will be considered untimely. In that case, or where notice is timely but the stockholder fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange of 1934, the persons named as proxies may exercise their discretion in voting with respect to the matter when and if it is raised at the meeting.

The bylaws specify what the notice must contain. Stockholders must comply with applicable law with respect to matters submitted in accordance with the bylaws. The bylaws do not affect any stockholder's right to request inclusion of proposals in the Group's Proxy Statement under Rule 14a-8.

How can a stockholder or other interested parties contact the independent directors, the director who chairs the Board's executive sessions, or the full Board?

Stockholders or other interested parties may address inquiries to any of the Group's directors, to the lead director (who chairs the Board's executive sessions), or to the full Board, by email to stockholdercommunication@calwater.com or by writing to them in care of the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598. All such communications are sent directly to the intended recipient(s).

Can I make comments and/or ask questions during the Annual Meeting?

Yes. Stockholders wishing to address the meeting are welcome to do so by adhering to the following guidelines:

1.
Stockholders may address the meeting when recognized by the Chairman or President & Chief Executive Officer (CEO);

2.
Each stockholder, when recognized, should stand and identify himself or herself; and

3.
Stockholder remarks must be limited to matters before the meeting and may not exceed two minutes in duration per speaker.

No cameras, video, or recording equipment will be permitted at the meeting. Many cellular phones have built-in digital cameras, and while these phones may be brought into the meeting, the camera function may not be used at any time.

Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Annual Meeting. We will publish the final results in a current report on Form 8-K to be filed with the Securities and Exchange Commission ("SEC") within four business days of the Annual Meeting.

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BOARD STRUCTURE

This section briefly describes the structure of the Board and the functions of the principal committees of the Board. The Board has adopted Corporate Governance Guidelines that, along with the charters of the Board committees, provide a framework for the governance of the Group. The Corporate Governance Guidelines and the current charters for the Audit, Organization and Compensation, Finance and Risk Management, and Nominating/Corporate Governance committees are posted on the Group's website at http://www.calwatergroup.com. Physical copies of these documents are also available upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

The Group's policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of committees on which they sit.

Leadership Structure

Peter C. Nelson has served as Chairman of the Board since 2012. The roles of Chairman of the Board and CEO are separate. The Board believes that separating these roles is the most appropriate leadership structure for the Group, based on numerous factors, including the Board's historical practice (which has predominantly been to separate the roles), its assessment of the Group's leadership, and the Group's current and anticipated needs. The Board attributes a portion of the historical success of its leadership model to the Chairman of the Board's 17-plus years of service as the former President & CEO of the Group. The Board believes that Mr. Nelson, who retired from the Group in 2013, brings significant experience in the water and public utility industries making him best positioned to lead the Board as it oversees and monitors implementation of the Group's business strategy, considers risks related to strategy and business decisions, and performs its oversight function with respect to the Group's operations.

The Board also has established the position of lead director because it supports having an independent director in a Board leadership position at all times. The lead director is an independent director who is elected by the independent directors to serve for a period of at least one year. Richard P. Magnuson currently serves as lead director. As set forth in the Corporate Governance Guidelines, the lead director's responsibilities and authority include:

•
Presiding over executive sessions of the non-management and independent directors and having the authority to call executive sessions;

•
Presiding at meetings of the Board in the absence of the Chairman of the Board;

•
Recommending to the Chairman of the Board items for consideration on the Board meeting agendas and schedules;

•
Serving as liaison between the Chairman of the Board and the independent directors; and

•
Being available for consultation and communication with major stockholders upon request.

Risk Oversight

Under the Corporate Governance Guidelines, the full Board oversees the Group's processes for assessing and managing risk. The Board does not view risk in isolation, but considers risk as part of its regular consideration of business decisions and business strategy. The Board exercises its risk oversight function through the Board as a whole and through its committees. Each of the Board committees considers the risks within its areas of responsibility and identified in its charter. The Finance and Risk Management Committee reviews the Group's major risk

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exposures and the steps management has taken and proposes to take to monitor and control such exposures. The Audit Committee reviews with management risks related to financial reporting and internal controls. At least annually, the Finance and Risk Management Committee discusses the Group's risk assessment and risk management with the Audit Committee. The Organization and Compensation Committee reviews enterprise risks to see that our compensation plans and programs do not encourage management to take unreasonable risks relating to our business. The Nominating/Corporate Governance Committee oversees risks related to matters of corporate governance, including director independence and Board performance.

The Group has a Management Committee (MC) that reports to the Finance and Risk Management Committee and meets at least semi-monthly. The MC is chaired by the Group's President & CEO and membership is comprised of the Group's executive officers. Among other functions, the MC identifies and prioritizes key risks and recommends the implementation of appropriate mitigation measures, as needed. The MC reports to the Audit Committee no less frequently than annually. Further review or reporting on risks is conducted as needed or as requested by the Board or committee.

In addition, the Audit Committee oversees the Company's cyber risk management program. The Audit Committee regularly briefs the full Board on issues related to the cyber risk management program and related cyber issues.

Committees

There are four committees within our Board of Directors: (1) Audit; (2) Organization and Compensation; (3) Finance and Risk Management; and (4) Nominating/Corporate Governance. The membership and the function of each of these committees are described below.

Name	Audit	Organization and Compensation	Finance and Risk Management	Nominating/ Corporate Governance

Gregory E. Aliff	✓		✓
Terry P. Bayer		✓		✓
Edwin A. Guiles	✓	✓	Chair
Martin A. Kropelnicki
Thomas M. Krummel, M.D.		Chair		✓
Richard P. Magnuson	✓		✓	Chair
Peter C. Nelson
Carol M. Pottenger
Lester A. Snow		✓	✓
George A. Vera	Chair		✓	✓

Number of meetings held during 2017	5	4	2	3

AUDIT:    Reviews the Group's auditing, accounting, financial reporting, and internal audit functions. The Audit Committee is also directly responsible for the appointment, compensation, and oversight of the independent registered public accounting firm, although stockholders are asked to ratify the Audit Committee's selection of this firm. All members are independent as defined in the listing standards of the New York Stock Exchange and meet the additional independence requirements for audit committee members imposed by the Sarbanes-Oxley Act and the rules of the SEC thereunder.

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The Board has determined that George A. Vera, chair of the Audit Committee, Gregory E. Aliff, and Edwin A. Guiles are audit committee financial experts and are independent under the standards applicable to audit committee members. Designation as an audit committee financial expert means that the Board believes Mr. Vera, Mr. Aliff, and Mr. Guiles have:

(i)
An understanding of generally accepted accounting principles and financial statements;

(ii)
The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(iii)
Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Group's financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)
An understanding of internal controls over financial reporting; and

(v)
An understanding of audit committee functions.

Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations, or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ORGANIZATION AND COMPENSATION:    Reviews the Group's executive compensation programs, including their establishment, modification, and administration. All members are independent as defined in the listing standards of the New York Stock Exchange, and meet additional independence requirements for compensation committee members applicable under the New York Stock Exchange listing standards. The Organization and Compensation Committee has taken steps to analyze the current risk profile of the Group's executive compensation programs. In its evaluation, the Organization and Compensation Committee review took into account that the Group operates in a highly regulated environment and thus maintains strong internal controls, which factors tend to mitigate against undue risk.

As a result of this evaluation, the Committee does not believe that the Group's compensation practices and programs create risks that are reasonably likely to have a material adverse effect on the Group, nor does it believe that the Group's executive compensation practices and programs are designed to promote risk taking.

Compensation Consultant:    The Organization and Compensation Committee retained Veritas Executive Compensation Consultants (Veritas) to advise it on marketplace trends in executive compensation, management proposals for the 2017 compensation program, and executive officer compensation decisions. Additionally, Veritas generally evaluated the Group's equity compensation programs. Veritas also consulted with the Nominating/Corporate Governance Committee about its recommendations to the Board on director compensation. Veritas has been retained for advice on 2018 executive officer compensation.

Veritas was directly accountable to the Organization and Compensation Committee. To maintain the independence of their advice, Veritas did not provide any services for the Group other than those described above. In addition, the Organization and Compensation Committee conducted a conflict of interest assessment, considering the following six factors with respect to Veritas: (i) the provision of other services to the Group by Veritas; (ii) the amount of fees received from the Group by Veritas, as a percentage of total revenue of Veritas; (iii) the policies

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and procedures of Veritas that are designed to prevent conflicts of interest; (iv) any business or personal relationship between the consultants at Veritas with whom the Group work and any members of the Organization and Compensation Committee; (v) any of our stock owned by the Veritas consultants; and (vi) any business or personal relationship of Veritas or the Veritas consultants with any of the Group's executive officers, and no conflict of interest was identified.

For a description of the processes and procedures used by the Organization and Compensation Committee for the consideration and determination of executive compensation, see "Compensation Discussion & Analysis" elsewhere in this Proxy Statement.

FINANCE AND RISK MANAGEMENT:    Assists the Board in reviewing the Group's financial policies, risk management strategies, and capital structure. All members are independent as defined in the listing standards of the New York Stock Exchange.

NOMINATING/CORPORATE GOVERNANCE:    Reviews the Group's director compensation and assists the Board by (i) overseeing director succession planning and recruitment of individuals qualified to become Board members; (ii) overseeing the Group's corporate governance practices; and (iii) reviewing the Group's Corporate Governance Guidelines annually and recommending changes to the Board. All members are independent as defined in the listing standards of the New York Stock Exchange.

During 2017, there were nine meetings of the Board, five meetings of the Audit Committee, four meetings of the Organization and Compensation Committee, two meetings of the Finance and Risk Management Committee, and three meetings of the Nominating/Corporate Governance Committee. The incumbent directors attended at least 75% of all Board and applicable committee meetings in 2017 (held during the period each director served).

Independence of Directors

As discussed in the Group's Corporate Governance Guidelines, a substantial majority of the Board is comprised of independent directors. Currently, the Group's independent directors are Gregory E. Aliff, Terry P. Bayer, Edwin A. Guiles, Thomas M. Krummel, M.D., Richard P. Magnuson, Carol M. Pottenger, Lester A. Snow, and George A. Vera (who will retire from the Board as of the Annual Meeting in accordance with our director retirement policy). Under the listing standards of the New York Stock Exchange, a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable, familial, or otherwise, with the Group, either directly or indirectly as a partner, stockholder, or executive officer of an entity that has a material relationship with the Group. The Board makes an affirmative determination regarding the independence of each director annually, based on the recommendation of the Nominating/Corporate Governance Committee. The Board has adopted standards to assist it in assessing the independence of directors, which are set forth in the Corporate Governance Guidelines, which are posted on the Group's website at http://www.calwatergroup.com. Under these standards, the Board has determined that a director is not independent if:

•
The director is, or has been within the last three years, an employee of any company that comprises the Group or an immediate family member is, or has been within the last three years, an executive officer of any company that comprises the Group;

•
The director has received, or has an immediate family member who has received, during any twelve-month period during the last three years, more than $120,000 in direct compensation from companies that comprise the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service (compensation

10    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

  received by an immediate family member for service as an employee, other than an executive officer, of the Group is not considered for purposes of this standard);

•
The director, or an immediate family member, is a current partner of the Group's internal or external auditor; the director is a current employee of such a firm; the director's immediate family member is a current employee of such a firm who personally works on the Group's audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Group's audit within that time;

•
The director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Group's present executive officers serves or served at the same time on that company's compensation committee;

•
The director is a current employee, or has an immediate family member who is a current executive officer, of a customer or vendor or other party that has made payments to or received payments from companies that comprise the Group for property or services in an amount that, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of the party's consolidated gross revenues; or

•
The director, or the director's spouse, is an executive officer of a non-profit organization to which the Group makes, or in the past three years has made, payments that, in any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization's consolidated gross revenues.

In addition, the Board has determined that none of the following relationships, by itself, is a material relationship that would impair a director's independence:

•
Being a residential customer of any subsidiary of the Group;

•
Being a current executive officer or employee of, or being otherwise affiliated with, a commercial customer from which the Group has received payments that, in any of the last three fiscal years, did not exceed the greater of (i) 1% of the Group's consolidated gross revenues for the year; or (ii) $500,000;

•
Being a current executive officer or employee of, or having a 5% or greater ownership or similar financial interest in, a supplier or vendor that has received payments from the Group that, in any of the last three fiscal years, did not exceed the lesser of (i) 1% of the Group's consolidated gross revenues for the year; or (ii) $500,000; or

•
Being a director of any of the Group's subsidiaries.

Directors inform the Board as to their relationships with the Group and provide other pertinent information pursuant to questionnaires that they complete, sign, and certify on an annual basis. The Board reviews such relationships to identify possible impairments to director independence and in connection with disclosure obligations. In assessing Mr. Aliff's independence, the Board previously considered that he is a retired former partner of Deloitte LLP, which is the parent entity of Deloitte & Touche LLP, the Group's independent registered public accounting firm. While at Deloitte, Mr. Aliff did not work on the Group's audit or otherwise have any involvement in providing services to the Group. For those directors who reside in a service territory of California Water Service Company and are customers, the Board has determined that it is not a material relationship that would impair their independence under the above standards.

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Director Qualifications and Diversity

The Board believes that the Board of Directors, as a whole, should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Group's business. In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board's membership criteria. Accordingly, the Board and the Nominating/Corporate Governance Committee consider the qualifications of directors and director nominees individually and in the broader context of the Board's overall composition as well as in the Group's current and future business and operations.

The Nominating/Corporate Governance Committee is responsible for developing and recommending Board membership criteria to the Board for approval. The Board and the Nominating/Corporate Governance Committee seek a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board. An annual evaluation of the Board's composition enables the Board and Nominating/Corporate Governance Committee to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Group's needs evolve and change over time and to assess diversity. In identifying director nominees from time to time, the Board and the Nominating/Corporate Governance Committee may identify specific skills and experience that it believes the Group should seek in order to constitute a balanced and effective board.

The Group seeks directors having the following specific qualifications:

•
Evidence of leadership in his or her particular field;

•
Broad experience and sound business judgment;

•
Expertise in an area of importance to the Group and its subsidiaries;

•
The ability to work in a collegial Board environment;

•
High personal and professional ethics and integrity;

•
The ability to devote the required time to carry out director responsibilities;

•
The ability and willingness to contribute special competencies to Board activities, including appointment to Board committees;

•
Freedom from conflicts of interest that would interfere with serving and acting in the best interests of the Group and its stockholders; and

•
Evidence of being a high caliber individual who has achieved a level of prominence in his or her career; for example, a CEO or highest level financial officer of a sizeable organization, a director of a major corporation, or a prominent civic or academic leader.

Additionally, Section 2.9 of the Group's bylaws contains requirements that a person must meet to avoid conflicts of interest that would disqualify that person from serving as a director.

Board membership should reflect diversity in its broadest sense. The Group seeks directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board's deliberations and decisions. The Board, as a whole, should possess a combination of skills, professional experience, and backgrounds necessary to oversee the Group's business. The Board assesses the diversity of skills, experience, and backgrounds represented on the Board as part of the annual Board self-evaluation process.

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Identification of Director Nominees

The Group identifies new director nominees through a variety of sources. The Nominating/Corporate Governance Committee will consider director nominees recommended by stockholders in the same manner it considers other nominees, as described in "Board Structure – Director Qualifications and Diversity" elsewhere in this Proxy Statement. Stockholders seeking to recommend nominees for consideration by the Nominating/Corporate Governance Committee should submit a recommendation in writing describing the nominee's qualifications and other relevant biographical information and provide confirmation of the nominee's consent to serve as director. Please submit this information to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

Stockholders may also propose director nominees by adhering to the advance notice procedure described under "Questions and Answers About the Proxy Materials and the Annual Meeting – How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders' meeting?" elsewhere in this Proxy Statement.

Executive Sessions of the Board

Under the Group's Corporate Governance Guidelines, the non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year. The lead director, Richard P. Magnuson, chairs these sessions.

Retirement Age of Directors

The Group has established a mandatory retirement age for directors. A director must retire no later than the Annual Meeting that follows the date of the director's 75th birthday. An employee director must retire as an employee no later than the Annual Meeting that follows the date of his or her 70th birthday, but may remain on the Board at the discretion of the Board of Directors.

Annual Meeting Attendance

All directors are expected to attend each Annual Meeting of the Group's stockholders, unless attendance is prevented by an emergency. All of the Group's directors who were directors as of the date of the Group's 2017 Annual Meeting attended the Group's 2017 Annual Meeting.

Other Governance Best Practices

The Group has adopted other practices that we believe reflect our commitment to good corporate governance including:

No Hedging and Pledging Policies

In accordance with our Insider Trading Policy, our directors and executive officers are prohibited from (i) hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt; and (ii) pledging their ownership of Group stock.

Executive Compensation Recovery ("Clawback") Policy

The Board has adopted an executive compensation recovery, or "clawback," policy requiring the reimbursement of excess incentive-based compensation provided to the Group's executive

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officers in the event of certain restatements of the company's financial statements. A more detailed description of the Executive Compensation Recovery Policy appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Stock Ownership Requirements

Our Board has adopted stock ownership requirements for directors and executive officers. These stock ownership requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. As of April 3, 2018, 16 of our non-employee directors and executive officers already met or exceeded their ownership requirements. New directors have five years to meet the requirements and executive officers must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. A complete description of the stock ownership requirements for directors and executive officers appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Our directors as of April 18, 2018, are as follows:

Name	Age	Position	Current Term Expires	Director Since	Independent	Occupation	Other Board Experience	Public Utilities or Public Health Experience

Gregory E. Aliff	64	Director	2018	2015	Yes	Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	Yes	Yes
Terry P. Bayer	67	Director	2018	2014	Yes	Former COO of Molina Healthcare, Inc.	Yes	Yes
Edwin A. Guiles	68	Director	2018	2008	Yes	Former Executive Vice President of Corporate Development, Sempra Energy	Yes	Yes
Martin A. Kropelnicki	51	President & CEO and Director	2018	2013	No	President & CEO of California Water Service Group	Yes	Yes
Thomas M. Krummel, M.D.	66	Director	2018	2010	Yes	Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	Yes	Yes
Richard P. Magnuson	62	Lead Director & Chair of the Board's Executive Sessions	2018	1996	Yes	Venture Capitalist	Yes
Peter C. Nelson	70	Chairman of the Board	2018	1996	No	Chairman of the Board of California Water Service Group	Yes	Yes
Carol M. Pottenger	62	Director	2018	2017	Yes	Principal and Owner of CMP Global, LLC	Yes
Lester A. Snow	66	Director	2018	2011	Yes	Executive Director of the Klamath River Renewal Corporation	Yes	Yes
George A. Vera	74	Director	2018	1998	Yes	Principal Executive Officer of the Carroll Investment Company	Yes

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Upon the recommendation of the Nominating/Corporate Governance Committee, the Board has nominated for election at the 2018 Annual Meeting of Stockholders a slate of nine director nominees. All of the nominees, except Ms. Pottenger, have served as directors since the last Annual Meeting. Ms. Pottenger has served as a director since September 2017, and was recommended to the Nominating/Corporate Governance Committee by the President & CEO of the Group. All directors are elected annually to serve until the next Annual Meeting or until their respective successors are elected. Mr. Vera is retiring from the Board as of the 2018 Annual Meeting and will not stand for re-election, in accordance with the Board's director retirement policy. Accordingly, the Board had reduced the number of directors to nine, effective as of the Annual Meeting.

Nominee Qualifications

When an incumbent director is up for re-election, the Nominating/Corporate Governance Committee reviews the performance, skills, and characteristics of such incumbent director before making a determination to recommend that the Board nominate him or her for re-election.

The Nominating/Corporate Governance Committee believes that all of the following nine director nominees listed are highly qualified and have the skills and experience required for membership on our Board. A description of the specific experience, qualifications, attributes and skills that led our Board to conclude that each of the nominees should serve as a director follows the biographical information of each nominee.

Vote Required

Each director must be elected by the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast "FOR" a director nominee exceeds the number of votes cast "AGAINST" that nominee for director.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    15

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" the election of each of the following nominees:

Gregory E. Aliff	Age 64	Director since 2015

Mr. Aliff is the former Vice Chairman and Senior Partner of U.S. Energy & Resources at Deloitte LLP, a global provider of professional services, where he began his distinguished career nearly four decades ago. From 2012 until his retirement in 2014, Mr. Aliff led Deloitte's Sustainability Services practice, which focused on water and energy management. Prior to that, he led the firm's U.S. Energy & Resources practice for ten years. Mr. Aliff also previously served as a member of the Board of Directors of the United States Energy Association. He currently serves as a director on the board of SCANA Corporation and as a director for Grid Alternatives, a non-profit organization. Mr. Aliff earned his Bachelor of Science in Accounting and his Masters of Business Administration from Virginia Tech. He is a Certified Public Accountant.

Mr. Aliff brings extensive accounting, auditing, and financial reporting experience to the Board, with specific expertise in both the public utility and energy and resources industries. He also has in-depth experience in strategy, enterprise risk management, and regulatory affairs from his many years providing professional services to numerous major utilities. His deep understanding of public utility markets and the breadth of experience he has gained from working with public companies make him a valuable resource to the Group.

Terry P. Bayer	Age 67	Director since 2014

Ms. Bayer is the former Chief Operating Officer (COO) for Molina Healthcare, Inc., a managed care company that provides solutions to meet the healthcare needs of low-income individuals and families who participate in government programs, including Medicaid, Medicare, and Marketplace. She held that position from 2005 until her retirement in February 2018. She was previously Executive Vice President of Health Plan Operations and also held management positions at Family Health Plan (FHP), Maxicare, Matria Healthcare, and AccentCare, Inc. Ms. Bayer previously served on the Board of Directors of Apria Healthcare Group, Inc. from 2006 to 2008 where she served as the chair of the compliance committee and served as a member of the compensation committee. She holds a Juris Doctor Degree from Stanford University, a Master's Degree in Public Health from the University of California, Berkeley, and a Bachelor's Degree in Communication from Northwestern University.

Ms. Bayer brings senior leadership, financial, operational, and public health expertise to the Board from her service as the COO of Molina Healthcare, Inc., a public company. She has many years of experience as an operating executive with a strong focus on government program compliance, public health and administration, as well as customer service. Her significant background and experience in healthcare supports the Board's efforts in overseeing and advising on employee health matters. Her previous experience as a director of Apria Healthcare Group, Inc. and a committee member also allows her to contribute to the Group.

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Edwin A. Guiles	Age 68	Director since 2008

Mr. Guiles has been a director of Cubic Corporation since 2008. He was formerly Executive Vice President of Corporate Development at Sempra Energy. From 2000 to 2006, he was Chairman and CEO of San Diego Gas & Electric (SDG&E) and Southern California Gas Company (SoCal Gas), Sempra Energy's California regulated utilities. He held a variety of management positions at SDG&E since joining that company in 1972. Mr. Guiles is also past chairman of the California Chamber of Commerce. He has a Mechanical Engineering Degree from the University of Arizona.

Mr. Guiles is a former chairman & CEO with a strong public utility background. He has corporate governance experience through his service on the boards of SDG&E, SoCal Gas, and Cubic Corporation, a public company. He brings to the Board valuable senior management and operational expertise from his 37 years at Sempra Energy, SDG&E, and SoCal Gas. Additionally, Mr. Guiles' in depth knowledge of public utility regulation provides the Board with crucial insight.

Martin A. Kropelnicki	Age 51	Director since 2013

Mr. Kropelnicki is President & CEO of the Group. Mr. Kropelnicki joined the Group as Vice President, Chief Financial Officer (CFO) and Treasurer in 2006 and was named the President and COO in 2012. He then was appointed President & CEO of the Group effective September 1, 2013. He has over 29 years of experience in finance and operations, including 15-plus years as CFO at public listed companies and has held executive positions at PowerLight Corporation, Hall Kinion & Associates, Deloitte & Touche Consulting Group, and Pacific Gas & Electric Company. He serves as a director for the Bay Area Council, and the California Foundation on the Environment & Economy, and is a member of the Silicon Valley Leadership Group. Mr. Kropelnicki is the past President of the National Association of Water Companies and currently serves on their Executive Committee and Board of Directors. He holds a Bachelor of Arts Degree and Master of Arts Degree in Business Economics from San Jose State University. In 2016, Mr. Kropelnicki was awarded the United States Navy Memorial Fund's Naval Heritage Award. He is the 12th recipient of this award since its inauguration.

Mr. Kropelnicki is well positioned to lead the Group's management team and give guidance and perspective to the Board. His experience as the former CFO of the Group provides expertise in both corporate leadership and financial management. His 15-plus years as a CFO of publicly listed companies and operations management experience enables him to offer valuable perspectives on the Group's corporate planning, rate making, and budgeting along with operational and financial reporting.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    17

Thomas M. Krummel, M.D.	Age 66	Director since 2010

Dr. Krummel is the Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine. A leader in his field, he has been honored with the Henry J. Kaiser Family Foundation Award for Excellence in Clinical Teaching; the John Austin Collins, M.D. Memorial Award for Outstanding Teaching and Dedication to Resident Training; and the Lucile Packard Children's Hospital Recognition of Service Excellence. He is currently Chair of the Board of Directors at The Fogarty Institute for Innovation and serves as a Director of The Morgridge Institute for Research – University of Wisconsin.

Dr. Krummel brings to the Board experience with professional training and development as well as expertise with medical, public health, and science issues. He offers the Board unique insight on public health matters, including healthcare policy and legislation, drinking water quality, and employee health.

Richard P. Magnuson	Age 62	Director since 1996

Mr. Magnuson is a private venture capitalist and is lead director. Mr. Magnuson holds an undergraduate degree in economics, a law degree and a master's degree in business administration from Stanford University. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He has served on the boards of the following public companies: Rogue Wave Software (acquired by Quovadx), IKOS Systems, Inc. (acquired by Mentor Graphics), and OrCAD, Inc. (acquired by Cadence Design Systems). He has also served on the boards of several other privately held companies in the past.

With his legal and venture capital backgrounds, Mr. Magnuson brings valuable financial and business strategy expertise to the Board. His past experience on the boards of other public companies, and his insight on financial and operational matters, adds value to the Board. His past and current Board service also provides insight on corporate governance practices.

Peter C. Nelson	Age 70	Director since 1996

Mr. Nelson is Chairman of the Board of the Group and its subsidiaries. He is a director of the California Chamber of Commerce and a past president of the National Association of Water Companies (NAWC).

Mr. Nelson has a strong record of operational and strategic leadership in the public utility business, including his 17-plus years of experience as the former President & CEO of the Group. An engineer by training with a graduate degree in business administration, he gained extensive senior executive experience at Pacific Gas & Electric Company. He has a vast understanding of the water industry from his role as the former President & CEO of the Group and from his leadership roles representing the water profession nationally at NAWC as well as in California at the State Chamber of Commerce.

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Carol M. Pottenger	Age 62	Director since 2017

Ms. Pottenger is principal and owner of CMP Global LLC, which provides consulting services in business development, process improvement, corporate governance, strategic planning, and cyber and information systems, which she founded and has owned since 2014. The first female three-star Admiral in American history to lead in a combat branch, Ms. Pottenger commanded two ships, a logistic force of 30 ships, a Japan-based strike-group of 8 ships, and the Expeditionary Force of 40,000 sailors during her 36 years in the U.S. Navy before retiring in 2013. She was also the senior U.S. Flag Officer responsible for military transformation and sensitive military topics such as counterterrorism and cyber security while on assignment with NATO.

Ms. Pottenger brings unique experience to the board, ranging from operations to technology to risk management. A graduate of Purdue University in Lafayette, Ind., she also serves on various private, defense, and non-profit boards, including the U.S. Navy Memorial Foundation in Washington, D.C. and PricewaterhouseCoopers LLP Board of Partners and Principals.

Lester A. Snow	Age 66	Director since 2011

Mr. Snow has served as Secretary of the California Natural Resources Agency, Director of the California Department of Water Resources, Regional Director of the U.S. Bureau of Reclamation, Executive Director of the CALFED Bay Delta Program, and General Manager of the San Diego County Water Authority. He served as Executive Director of the California Water Foundation, an initiative of the Resources Legacy Fund, and currently serves on the board of the Klamath River Renewal Corporation. He holds a Master of Science Degree in Water Resources Administration from the University of Arizona and a Bachelor of Science Degree in Earth Sciences from Pennsylvania State University.

Mr. Snow brings more than 30 years of water and natural resource management experience to the Board. His distinguished public service career enables him to assist the Board in addressing water and environmental issues as well as regulatory and public policy matters.

Additionally, his executive experience in the public sector provides the Board with critical insight on a variety of operational and financial matters.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    19

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Ownership of Directors and Executive Officers

The Group's Corporate Governance Guidelines, available on the Group's website at http://www.calwatergroup.com, include the stock ownership requirements for non-employee directors and executive officers. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. A more complete description of the stock ownership requirements appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. Executive officers must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved.

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The following table shows the common stock ownership of our directors and executive officers as of April 3, 2018. All directors and executive officers have sole voting and investment power over their shares (or share such powers with their spouses).

Name	Common Stock Beneficially Owned(*)

Gregory E. Aliff Director	7,905
Terry P. Bayer Director	11,315
Shannon C. Dean Executive Officer	9,240
Edwin A. Guiles Director	31,606
David B. Healey Executive Officer	15,949
Martin A. Kropelnicki Director and Executive Officer	76,129
Thomas M. Krummel, M.D. Director	23,507
Robert J. Kuta Executive Officer	8,399
Michael B. Luu Executive Officer	10,836
Richard P. Magnuson Director	69,790
Lynne P. McGhee Executive Officer	20,179
Michelle R. Mortensen Executive Officer	5,046
Peter C. Nelson Director and Retired Executive Officer	42,977
Elissa Y. Ouyang Executive Officer	3,297
Carol M. Pottenger Director	2,657
Gerald A. Simon Executive Officer	3,171
Thomas F. Smegal III Executive Officer	36,548
Lester A. Snow Director	17,375
Paul G. Townsley Executive Officer	17,290
Timothy D. Treloar Executive Officer	13,648
George A. Vera Director	41,511
Ronald D. Webb Executive Officer	12,783
All directors and executive officers as a group	481,158

*
To the knowledge of the Group, as of April 3, 2018, all directors and executive officers together beneficially owned an aggregate of approximately 1.0% of the Group's outstanding common shares. No one director or executive officer beneficially owns more than 1.0% of the Group's outstanding common shares.

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Ownership of Largest Stockholders

As of December 31, 2017, the Group's records and other information available from outside sources indicated that the following stockholders were the beneficial owner of more than five percent of the outstanding shares of our common stock.

The information below is as reported in filings made by third parties with the SEC. Based solely on the review of our stockholder records and public filings made by the third parties with the SEC, the Group is not aware of any other beneficial owners of more than five percent of the common stock.

Class	Beneficial Owner	Number of Shares of Common Stock	Percent of Class

Common	BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	6,368,283	13.3%
Common	The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	5,135,812	10.69%
Common	T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, MD 21202	3,243,606	6.7%

(1)
BlackRock, Inc. has sole voting power over 6,261,476 shares and sole investment power over 6,368,283 shares as of December 31, 2017, as filed on SEC Schedule 13G/A.

(2)
The Vanguard Group, Inc. has sole voting power over 85,143 shares; sole investment power over 5,043,093 shares; shared voting power over 18,992 shares; and shared investment power over 92,719 shares as of December 31, 2017, as filed on SEC Schedule 13G/A.

(3)
T. Rowe Price Associates, Inc. has sole voting power over 710,700 shares and sole investment power over 3,243,606 shares as of December 31, 2017, as filed on SEC Schedule 13G/A.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership, and changes in ownership of our securities. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that for fiscal year ended December 31, 2017, our directors and executive officers filed all reports on a timely basis.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes the material elements of the Group's executive compensation program for 2017. This section focuses on the compensation of the Group's principal executive officer, principal financial officer, and the three other most highly compensated executive officers for 2017 referred to herein as "named executive officers" (NEOs) or "executives."

Role of the Organization and Compensation Committee

The Organization and Compensation Committee (Committee), which is comprised entirely of independent outside directors, is responsible for overseeing the Group's compensation programs for executives and executive succession. After a review of compensation levels, the Committee recommends to the Board compensation levels and incentive performance objectives for executives for the 12-month period beginning January 1st of each year. These objectives align with stockholder and customer interests and support the long-term growth and health of the Group. The Committee starts its planning and review process in February of each preceding year and typically concludes its process in November. After year-end results are final, the Committee reviews the achieved results for the prior year, certifies the achievement of each goal, approves payment of incentive compensation as certified, and approves the incentive compensation targets for the current year.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    23

The following is a summary of the key features of Group's executive compensation program:

WHAT WE DO	WHAT WE DON'T DO

✓

We pay for performance with compensation in the form of annual short-term performance-based incentives as well as awarding 50% of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.

✓

We require stock ownership for all directors and executives to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executives.

✓

We have implemented an executive compensation recovery ("clawback") policy requiring the reimbursement of excess incentive-based compensation provided to the Group's executives in the event of certain restatements of the Company's financial statements.

✓

We have retained an independent compensation consultant who reports to the Organization and Compensation Committee.

✗

We do not provide employment agreements. Other than participation in the Executive Severance Plan, none of the executives are party to individual employment or severance agreements.

✗

We do not provide single-trigger change in control benefits. The Group's Executive Severance Plan provides for change in control severance benefits upon a termination of employment following a change in control. In addition, the Group's equity incentive plan does not require single-trigger vesting acceleration upon a change in control.

✗

We do not provide tax gross-ups on perquisites or other personal benefits.

✗

We limit perquisites. As detailed below, the Group provides executives with only limited perquisites consisting of a company car with related excess liability insurance and an employee relocation program.

✗

We do not allow hedging and pledging with respect to Group stock. Group's directors and executives are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with an anti-hedging prohibition in our insider trading policy. Our directors and executives are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

Pay for Performance

The Group's executive compensation program is designed to link executive compensation to the Group's performance (as measured by key operational and financial objectives incorporated in both long-term and short-term performance-based compensation programs), including:

•
Use of a short-term performance-based compensation program in the form of an annual short-term performance-based incentive (STI) that supports the long-term growth objectives of the Group;

•
Awarding 50% of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria, with the remaining 50% awarded in the form of time-based restricted stock awards (RSAs); and

24    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

•
Using a three-year performance period for the performance-based RSUs with vesting based upon achievement of performance targets related to each of the following: water quality, customer service, utility plant investment, return on equity, and safety.

2017 Say-on-Pay Vote

The Group's executive compensation program (Say-on-Pay Vote) received approximately 93% of the votes cast on the advisory vote in its for fiscal year 2016, taken at the 2017 Annual Meeting of Stockholders. The Committee believes the high level of support was the result of the Committee's commitment to maintaining an executive compensation program focused on pay for performance. These principles continue to be applied, as described more fully below, although the Committee did not make any changes to the executive compensation program in response to the 2017 Say-on-Pay Vote.

We strongly believe in soliciting feedback from stockholders to better understand their views. We continued to solicit feedback from stockholders in 2017. The Committee believes that a mix of short-term and long-term incentive compensation will reward and motivate near-term performance, while at the same time providing significant incentives to keep executives focused on longer-term corporate goals that support both stockholders and customers.

The Committee recognizes that best practices in executive compensation continue to evolve and will continue to monitor developments in this area. The Committee plans to continue regular solicitation of stockholder feedback on our executive compensation program.

Recap of 2017 Group Performance

Our executive team's 2017 performance demonstrates our commitment to delivering value to our stockholders and customers.

Financial Results

•
Achieved net income of $67.2 million and diluted earnings per share of $1.40 (each determined in accordance with GAAP);

•
Achieved the majority of its operational goals while keeping controllable costs within budget;

•
Invested a record $256.0 million of capital, inclusive of developer contributions, an increase of 16% over 2016;

•
Increased the Group's annual dividend by three cents, which represents our 52nd consecutive annual dividend increase;

•
Maintained the Company's strong credit rating of A+ stable and AA– for first mortgage bonds and "exceptional" liquidity rating from Standard & Poor's (one of the only North American utilities to do so); and

•
Achieved consolidated Group earnings per share in 2017 representing a return on equity (determined in accordance with GAAP) of 9.93% as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2017 as filed with the SEC.

On December 15, 2016, the California Public Utilities Commission (CPUC) approved the Group's largest subsidiary's, California Water Service Company (Cal Water), 2015 General Rate Case (GRC) application. The decision authorizes Cal Water to request annual escalation rate increases for 2018 for those districts that passed the earnings test. In November of 2017, Cal Water requested escalation rate increase in all of its regulated districts in California. The annual

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    25

adopted gross revenue associated with the November 2017 filing was $15.9 million (93% of the authorized escalation rate increase), effective January 1, 2018.

On December 20, 2017, Cal Water entered into an $85 million settlement agreement and release of claims with the manufacturers and distributors of products containing 1,2,3-Trichloropropane (TCP) in California Water Service Company and City of Bakersfield v. The Dow Chemical Company, et al., Civil Case No. CIV-470999 (TCP Action). The TCP Action sought damages and other relief related to the alleged contamination of drinking water supply and water wells with the chemical TCP. The proceeds from the settlement, after payment of Cal Water's legal fees, will be used to reimburse a portion of the costs associated with Cal Water's remediation efforts related to such alleged TCP contamination.

Water Quality and Customer Service Accomplishments

•
Met all state and federal water quality standards in all 221 water systems Group operates;

•
Met the new limit of five parts per trillion for 1,2,3-Trichloropropane set by the California State Water Resources Control Board in July 2017 by the initial compliance deadline of January 2018;

•
Met or exceeded all customer service standards as set by the CPUC;

•
Implemented a Leading Customer Loyalty training program to "win the heart of every customer"; and

•
Recognized with the National Association of Water Companies Management Innovation Award for drought management.

Safety Achievement

•
Conducted Emergency Operations Center (EOC) training in all subsidiaries, including four with local police, fire, and city authorities;

•
Initiated Supervisor Safety Leadership Program;

•
Updated and launched Injury and Illness Prevention Program;

•
Trained and configured the Critical Incident Response Management Team throughout Cal Water;

•
Reduced Lost Time accident rates by 71% over 2016 rates;

•
Received the American Water Works Association's (AWWA) Larry C. Larson Safety Award for 2016-2017.

CEO Pay Overview

Martin A. Kropelnicki, the Group's CEO since September 1, 2013, made significant contributions managing the Group's performance in 2017. Based on the 2017 performance objectives, the Committee granted Mr. Kropelnicki an equity incentive award with a total value of $575,000 for 2017, consisting of $287,500 in the form of time-based RSAs vesting over three years and $287,500 in the form of performance-based RSUs with a three-year performance period and the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee approved objectives. With a 2017 base salary of $925,000 and $1,297,313 annual performance-based short-term incentive compensation (representing a payout of 165% of target for 2017 and reflecting superior performance during the year as described in more detail below), Mr. Kropelnicki's total direct compensation for 2017 was $2,809,469 (comprised of salary, annual performance based short-term incentive

26    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

compensation bonus, performance-based restricted stock units, and time-based restricted stock awards).

The main difference between Mr. Kropelnicki's total direct compensation and the amount reported in the 2017 Summary Compensation Table later in this proxy statement is the change in value of his pension from 2016 to 2017, a $5.0 million increase in the actuarial estimate of his future potential pension benefits. Changes in actuarial assumptions for the pension and Supplemental Executive Retirement Plan (SERP) costs are included in customer rates through a rate recovery mechanism. The net present value of the pension benefit ultimately received by Mr. Kropelnicki will change based on a number of factors, including changes in interest rates, changes in mortality tables, current age of the participant, years of service, and age at retirement. No pension benefit is paid to Mr. Kropelnicki until after his retirement from the Group.

Compensation Philosophy for Executives

The Group's overall philosophy is to provide compensation that attracts, retains, and motivates talented executives, rewards excellent job performance, overall leadership, and provides for fair, reasonable, and competitive total compensation that aligns executives' interests with the long-term interests of our stockholders and customers.

The Committee believes that a balance of fixed and variable compensation, with short-term and long-term compensation elements, maintains a strong link between the NEOs' compensation and the overall Group's performance, as well as promotes the interests of both customers and stockholders. The Committee annually re-evaluates the mix of fixed and variable compensation, including the proportions of incentive compensation awarded as short-term cash-based and long-term equity-based awards. Additionally, the Committee continues to monitor the Group's program on an annual basis to ensure that the structure will not incentivize excessive risk-taking.

Overall, we believe our executive compensation program is achieving the intended results. We believe our compensation is competitive in the industry and has resulted in the attraction and retention of executives who contribute to the long-term success of the Group. In addition, the program creates a strong linkage between pay and performance through our long-term equity and annual performance-based short-term incentive compensation without encouraging imprudent risk taking by the Group's executives.

Elements of Compensation

The material elements of the Group's executive compensation program for 2017 included:

•
Base Salary;

•
Annual Performance-Based Short-Term Incentive Compensation;

•
Performance and Time-Based Long-Term Equity Compensation;

•
Basic and Supplemental Pension Plan Benefits;

•
Deferred Compensation Plan Benefits; and

•
Limited Perquisites.

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In determining compensation, the Committee is mindful that as a holding company for a California regulated utility, the Group's financial performance is substantially dependent upon CPUC regulation plus other factors, which to a large extent are beyond the control of executives. Therefore, the Committee's decisions regarding overall compensation are determined largely by evaluation of factors that are within the executives' control and its comparisons with companies in its peer group. As discussed below, the metrics used to determine the executives' annual short-term performance-based incentive compensation and the vesting of long-term performance-based equity compensation awards are appropriate metrics that will align executive performance in a manner beneficial to both stockholders and customers and not encourage imprudent risk-taking.

Base Salary

The Group provides the largest portion of executive total compensation in the form of base salaries that compensate the executives for performance of primary roles and responsibilities. The Committee reviews base salaries for executives annually and determines whether or not to recommend adjustments to salaries. To assist the Committee in this review, the Group's President & CEO provides an assessment of each executive's performance and contribution towards the key corporate goals and makes recommendations regarding base salary adjustments to the Committee for each of the executives other than himself based on the competitive data and the other factors described below under "Determining Executive Compensation."

The Committee has and continues to target base salaries for each executive that are appropriate for the performance, skills, capabilities, and individual contributions in his/her position. The base salary levels are established by reference to the competitive data described below.

Consistent with last year's practice, when determining 2017 base salaries and total target cash compensation, the Group compared both the base salaries for its executives to the base salaries for similar positions within the competitive data as well as the target total cash compensation for its executives (taking into account annual short-term incentive compensation targets) to the competitive market target total cash compensation. Each executive's base salary for 2017 was within the competitive range (defined as plus or minus 20% from the median compensation level, based upon available survey data) of target total cash compensation.

Each year, executives of the Group, including the NEOs, establish a number of corporate goals and objectives that promote the long-term growth and align the interests of stockholders, customers, and employees. The objectives are communicated internally and monitored quarterly. Changes in base salary levels for our President & CEO and other NEOs are generally based on progress against certain of these key corporate goals and individual executive performance. For 2017, the following corporate goals were used to evaluate 2017 compensation for our current President & CEO and NEOs:

1.     Group Operations Goal – Achieve planned operating results as defined in the 2017 Corporate Goals and Objectives. Our overall goal was to manage the controllable elements of administrative and general, other operations, and maintenance expenses within budget.

Achieved Results for Group Operations – For 2017, the Group achieved the majority of its operational goals while keeping controllable costs within budget. The Group completed key strategic objectives in the year including:

•
Continued enhancement of Group's safety organization and programs making safety a top priority;

28    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

•
Updated all vulnerability/security assessments in all districts and customer centers;

•
Completed companywide office facilities strategic master plan; and

•
Co-hosted Emergency Operation Center exercises with four communities.

2.     Stockholder Value Goal – Achieve budgeted earnings per share of $1.20, return on equity on invested capital of 9.43%, and company-funded capital expenditures of $210 million.

Achieved Results for Stockholder Value – For 2017, the Group achieved the following result for the major objective in this category:

•
Earnings per share of $1.40 or 117% of target, which represents a return on equity (as determined in accordance with GAAP) of 9.93% as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2017 as filed with the SEC.

•
Company-funded capital expenditures were $256.0 million, exceeding the 2017 Capital program by $46 million or 22%. The Group's 2017 achieved capital expenditures was $259.2 million as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2017 as filed with the SEC. Excluding developer funded expenditures of $17.0 million and including accounts payable accruals of $13.8 million for capital project spend, the Group spent $256.0 million on company-funded capital expenditures for the 2017 performance period.

3.     Regulatory Goal – Earn authorized annual escalation rate increases for 2018, conclude the Hawaii Water Service Company (Pukalani) GRC; file the Hawaii Water Service Company (Waikoloa) GRC.

Achieved Results for Regulatory – On December 15, 2016, the CPUC voted to approve Cal Water's 2015 GRC settlement agreement. As a part of the decision Cal Water was authorized to request annual escalation rate increases for 2018 for those districts that passed the earnings test. In November of 2017, Cal Water requested escalation rate increases in all of its regulated districts increasing adopted gross revenue by $15.9 million. The new rates became effective on January 1, 2018.

In December of 2016, Hawaii Water Service Company filed a GRC for its Pukalani wastewater system requesting an additional $1.3 million in revenues annually. On September 15, 2017, the Hawaii Public Utilities Commission (HPUC) issued a proposed decision authorizing a $0.8 million increase in revenues annually to be phased in over four years ($0.2 million per year). The first phase of the increase was effective on October 18, 2017.

In December of 2017, Hawaii Water filed GRC applications requesting and additional $3.8 million in revenues on an annual basis for its Waikoloa Village and Resort Systems with the HPUC.

4.     Customer Service and Water Quality Goal – Complete key strategic projects in the areas of customer service and water quality including:

•
Meet or exceed all customer service standards as set by the CPUC;

•
Meet or exceed all water quality standards in every state, every day, with no water quality violations in 2017; and

•
Meet or exceed all wastewater discharge standards in every system, every day, in 2017.

Achieved Results for Customer Service and Water Quality – During 2017, the Group completed key strategic objectives in the areas of customer service and water quality. Cal Water successfully exceeded the nine CPUC standards which encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy, and general levels of

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    29

customer complaints. The nine CPUC customer service standards are found in the CPUC's General Order 103-A.

Additional key objectives include:

•
Planned, designed, and constructed treatment to meet the new limit of five parts per trillion for 1,2,3-Trichloropropane set by the California State Water Resources Control Board in July 2017 by the compliance deadline of January 2018;

•
Developed and implemented response to new Environmental Protection Agency (EPA)/State of California guidance on the revised Lead and Copper Rule; and

•
Company maintained an excellent environmental standards record throughout 2017.

5.     Employee Retention and Development Goal – Implement key strategic projects in the area of employee retention and development.

Achieved Results for Employee Retention and Development – During 2017, the Group completed key strategic objectives in the area of employee retention and development, including:

•
Successfully updated and enhanced the Group's Continuous Improvement program, piloting it in two districts;

•
Completed the 2017 succession and employee development plan, including leadership development program and executive development program;

•
Implemented a Critical Incident Response Management (CIRM) process to support the well-being of those members either directly or indirectly exposed to a critical incident;

•
Continued focus on developing partnerships with local schools and other entities to build interest in individuals wanting a career in the water industry at Cal Water;

•
Introduced and implement Lost Time Accidents rates to track the return to work program, reducing rates to 0.4 in 2017 from 1.4 in 2016, a 71% reduction;

•
Recipient of the American Water Works Association's (AWWA) Larry C. Larson Safety Award for 2016-2017;

•
Named a "Top 100 Workplace" in the San Francisco Bay Area for the sixth consecutive year; and

•
Received certification as a Great Place to Work® by the Great Place to Work® Institute for the second consecutive year.

Once the Committee assesses the business results for each goal as described above, the Committee then reviews and discusses the overall performance of each executive and the competitive data provided by the independent consultant retained by the Committee. Once reviewed and agreed upon, the Committee recommends to the Board the base salaries for the

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executives (including the President & CEO). The following table shows the 2016, 2017, and 2018 base salaries for the NEOs:

Name	2016 Base Salary	2017 Base Salary	2018 Base Salary

Martin A. Kropelnicki	$825,000	$925,000	$958,000
Thomas F. Smegal	405,600	427,000	442,000
Lynne P. McGhee	275,600	293,000	304,000
Paul G. Townsley	345,050	368,000	391,000
Robert J. Kuta	306,000	322,000	334,000

The increases to salaries are intended to compensate the individuals for job performance and overall leadership while being within the "competitive range" of the market data for target total cash compensation for similar positions ("competitive range" is described in more detail above and below) when taking into account the short-term incentive compensation described below.

Performance-Based Short-Term Incentive Compensation

The Company maintains an annual performance-based short-term incentive compensation program for executives that aligns long-term goals with payouts dependent upon achievement of certain performance objectives over a one-year performance period.

For 2017, the performance criteria for the annual short-term incentive awards were tied to the same performance metrics used for the long-term performance-based RSUs that were eligible to be earned for 2017 performance, which are listed in the table that follows under "Performance and Time-Based Equity Compensation." The same metrics were utilized for two reasons. First, the Committee believes aligning incentives between short-term and long-term incentive compensation discourages short-term risk taking at the expense of the long-term health of the Group's regulated utilities, customers, and operations. Second, the metrics previously underwent regulatory review in our last general rate case, and as such, compensation payable based upon these metrics is currently included in customer rates through a rate recovery mechanism.

For 2017, the Committee granted the opportunity for executives (other than our President & CEO) to receive short- term performance incentive awards with a target payout equal to 20% of base salary (up from 15% in 2016) with an actual payout range of 0% to 200% of target, based on performance. For our President & CEO, the Committee granted the opportunity to receive a short-term performance based incentive award in 2017 with a target payout equal to 85% of base salary (up from 75% in 2016), with an actual payout range of 0% to 200% of target, based on performance.

Payment of the short-term performance incentive awards is typically made in March, following the Group's receipt of audited financial statements and the subsequent certification of the Group's performance by the Committee. However, due to the enactment of the Tax Cuts and Jobs Act (H.R.1), and the resulting changes to Section 162(m) of the Code (as discussed in more detail below), the Committee reviewed and certified preliminary achievement of the performance criteria for the annual short-term incentive awards and authorized payment of the award based upon preliminary achievement results in December 2017 to enable the Group to preserve the deductibility of those payments at the higher corporate tax rates in effect in 2017 (as compared to 2018 when the new law went into effect). In February 2018, following review of the audited financial statements, the Committee certified final achievement of the performance criteria (which was at a level greater than the preliminary performance results

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    31

certified in December 2017) and payment of the remaining balance of the earned annual short-term incentive awards in early March 2018. See below for additional information regarding the performance goals and resulting payouts under the annual short-term incentive program for 2017.

Performance and Time-Based Equity Compensation

The purpose of the Group's long-term equity incentive compensation is to better align executive compensation with the interests of both stockholders and customers, to create incentives for executive recruiting and retention, to encourage long-term performance by the Group's executives, and to promote stock ownership. Risk is taken into account in determining the aggregate amount of incentive compensation and performance criteria, including assessment of risk management and risk mitigation.

As with target short-term incentive compensation, the Committee reviewed the competitive range of long-term equity compensation and total direct compensation for similar positions within the competitive market in making decisions regarding long-term equity compensation awards for 2017. However, the Committee also believes that, in the interest of fostering the Group's "One-Team" approach for the executive team, which strengthens and rewards teamwork and collaboration within the executive team, the annual equity incentive awards granted to each of the Group's executives (other than the President & CEO) should be based on the same objectives and methodology. The Committee recommended awarding the President & CEO a greater value of equity awards in 2017 than the other executives because of his substantially greater level of responsibility and ability to influence the Group's operational results.

Based on the methodology described above, the grant values for 2017 were unchanged from 2016's grant values. For 2017, the Committee set the total value for the equity compensation awards at $575,000 for our President & CEO, $150,000 for vice presidents, and $90,000 for all other executives, assuming a target level of performance. All equity awards for executives were granted 50% in the form of time-based RSAs vesting over three years and 50% in the form of performance-based RSUs with a three-year performance period and the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee-approved objectives.

The performance-based RSUs awarded to our President & CEO and other executives provide for a three-year performance period with vesting based solely upon the achievement of objective performance criteria. Each year of the performance period, the performance of each metric is certified and approved by the Committee. At completion of the three-year performance period, the annual performance is aggregated to attain the three-year performance period's final achievement. The number of shares awarded at the end of the three-year performance period is based on the extent the performance criteria is met over such time and subject to the executive's continued employment through such date. Each year following the performance period, the Committee establishes performance metrics with respect to each of the performance criteria described below. As noted above, for 2017, the performance criteria for our annual short-term incentive program are the same metrics applicable to the performance-based RSUs for 2017.

The following section provides a more detailed look at each performance metric, along with the maximum, target, and threshold levels for each:

•
Water Quality:    This metric is based only upon performance of the Group's largest subsidiary, Cal Water. The CPUC has authority to set drinking water standards. It has adopted the California State Water Resources Control Board, Division of Drinking Water

32    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

  (DDW) standards, which also incorporate U.S. Environmental Protection Agency (EPA) drinking water standards.

    •
    A primary drinking water standard violation is related to public health, either acute or long-term.

    •
    A secondary drinking water standard violation is related to taste or aesthetics, such as excessive iron and manganese, and can generate customer complaints.

    •
    A procedural violation is a missed sample or other non-compliance item that is not a violation of a primary or secondary standard.

Performance is evaluated based on number of procedural violations and violations of primary and secondary drinking water standards. Cal Water makes it a priority to meet all water quality standards, every day, in every service area. For this reason, the target performance level was set for no primary water standard violations, two or fewer secondary water standard violations, and no more than four procedural violations.

Performance Level*	Primary Water Standards Violations	Secondary Water Standards Violations	Procedural Violations	Goal Achieved

Maximum	0	0	0	200%
Target	0	2 or fewer	Up to 4	100%
Threshold	1 or fewer	4 or fewer	Up to 8	50%

*
An additional tier applies between the target and maximum level.
•
Customer Service:    A combination of nine CPUC standards and one internal Cal Water performance indicator which encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy, and general levels of customer complaints comprises this metric. The nine CPUC customer service standards are found in the CPUC's General Order 103-A. This metric is evaluated each quarter for 10 measurements in 20 California service areas for an annual target of 760-767 and a maximum annual metric measurement of 800.

Performance Level*	Criteria	Goal Achieved

Maximum	99% of maximum annual metric	200%
Target	95% of maximum annual metric	100%
Threshold	92% of maximum annual metric	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.
•
Utility Plant Investment:    The annual Board-approved capital expenditures budget is the target for this metric. Investment in utility plant, property, and equipment is a driver of stockholder return and a key component of providing reliable, high-quality water service to customers. This metric is updated each year to reflect the annual approved capital program and budget for the Group and its subsidiaries. For 2017, the annual Board-approved capital expenditure budget and target performance level was set at

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    33

  $210 million, an increase of $20 million over 2016's Board-approved capital expenditure budget.

Performance Level*	2017 (In Millions)	Goal Achieved

Maximum	$230	200%
Target	$210	100%
Threshold	$195	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level
•
Return on Equity (ROE):    The return on equity of 9.43% on invested capital is the target for this metric. Return on equity is defined using net income divided by average common stockholders' equity. This metric measures the effectiveness of the Group's financial management and regulatory strategy. It provides for a substantial increase in the award for performance above the authorized ROE (20% increase for a 5 basis points [bps] increase in ROE) and a more graduated downside measure (20% decrease in award for a 50 bps decrease in ROE) due to the regulatory mechanisms in place which limit the possibility of achieving high returns on equity. For 2017, the ROE authorized by the CPUC was 9.43%.

Performance Level*	Each Annual Period	Goal Achieved

Maximum	9.96%	200%
Target	9.43%	100%
Threshold	7.46%	20%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.
•
SAFETY:    This metric is measured annually for Cal Water and is the sum of two broadly used indices of a company's workplace safety. Those indices are the federal Occupational Safety and Health Administration Reportable Incident Rate (ORIR) and lost productivity measured in employee days away, restricted, or transferred (DART). The Group's executive team has been focused on improving its management of the safety program and has set this metric to improve performance from the 2016 achieved results. The two measures are aggregated, so performance at the 50% level for each metric would be the equivalent of a 100% performance on this metric as a whole.

Performance Level*	ORIR Measure Performance Target	Numeric Equivalent	Goal Achieved

Maximum	40% improvement over 2016 achieved results	3.4	100%
Target	25% improvement over 2016 achieved results	4.2	50%
Threshold	10% improvement over 2016 achieved results	5.1	25%

*
An additional tier applies between the target and maximum level.

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Performance Level*	DART Measure Performance Target	Numeric Equivalent	Goal Achieved

Maximum	40% improvement over 2016 achieved results	2.0	100%
Target	25% improvement over 2016 achieved results	2.6	50%
Threshold	10% improvement over 2016 achieved results	3.0	25%

*
An additional tier applies between the target and maximum level.

Summary of Performance Goal Achievements for 2017

The following chart sets forth the performance goals used for short-term and long-term compensation for 2017, and the achievement of each goal as certified by the committee for 2017. The RSU/cash award component weighting is 20% for each of the five performance goals as follows:

•
Water Quality was above target with no primary, secondary, or procedural violations.

•
Customer Service was above target with 780 annual aggregate metrics met.

•
Utility Plant Investment was above target with $220 million in company-funded capital expenditures.

•
Return on Equity was above target at 9.93%.*

•
Safety was below target at 4.3 ORIR and 3.3 DART.

Total 2017 RSU achievement for all executives = 165%

Total 2017 short-term incentive award achievement for all executives = 165% (award cannot exceed 200%)

(1)   The Group's 2017 achieved capital expenditures was $259.2 million as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2017, as filed with the SEC. Excluding developer-funded expenditures of $17.0 million and including accounts payable accruals of

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    35

$13.8 million for capital project spend, the Group spent $256.0 million on company-funded capital expenditures for the 2017 performance period.

(2)   The Group achieved a return on average common equity in 2017 of 9.93%, as reported in item 7 of the company's Form 10-K for the year ended December 31, 2017, as filed with the SEC.

The table below summarizes the total performance-based incentive compensation paid or earned by our President & CEO, CFO, and the three most highly compensated executives of the Group for the fiscal year ended December 31, 2017.

Name	2017 Performance Stock Earned ($)(1)	2017 Short-Term Incentive Award ($)(2)

Martin A. Kropelnicki	$773,841	$1,297,313
Thomas F. Smegal	189,962	140,910
Lynne P. McGhee	189,962	96,690
Paul G. Townsley	189,962	121,440
Robert J. Kuta	174,997	106,260

(1)
The performance stock earned represents the 2017 tranche for the 2015, 2016, and 2017 performance stock awards. The shares for the 2015 performance stock award, which is comprised of the years 2015, 2016, and 2017, were granted following the end of the three-year performance period on March 6, 2018. The shares for the 2016 performance stock award, which is comprised of the years 2016, 2017, and 2018, will be granted following the end of the three-year performance period. The shares for the 2017 performance stock award, which is comprised of the years 2017, 2018, and 2019, will be granted following the end of the three-year performance period.

(2)
The short-term incentive compensation is paid out annually following certification of the prior year's results by the Committee.

2018 Compensation

  Incentive Awards for 2018

The Committee increased the target short-term compensation values from 2017 to 2018 under the annual incentive program. There was no increase to the target value of the equity compensation awards.

The equity awards vest over three years respectively, with 50% subject to the achievement of performance-based metrics and 50% subject to time-based vesting and continued employment.

On March 6, 2018, the following awards were granted:

•
President & CEO – 7,489 shares of RSAs and 7,489 RSUs;

•
Vice presidents    – 1,954 shares of RSAs and 1,954 RSUs; and

•
Other executives  – 1,173 shares of RSAs and 1,173 RSUs.

The RSUs are subject to performance-based vesting.

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The following charts illustrate variable incentive pay as a percentage of compensation for 2017 and 2018:

Chief Executive Officer 2017-2018 Pay Mix	Other NEOs 2017-2018 Pay Mix

Basic and Supplemental Pension Plan Benefits

In addition to the tax-qualified defined benefit plan that covers all permanent employees, the Group provides supplemental retirement benefits to executives under the SERP. The SERP plan is designed primarily to compensate for limitations imposed by the Internal Revenue Code (Code) on allocations and benefits that may be paid to executives under the Group's tax-qualified plan. Because the Code restricts benefits under the tax-qualified plan, executives otherwise would not be eligible to receive the retirement benefits that are proportional to the benefits received by our employees that generally are based on compensation. The SERP is structured such that benefits are paid to executives on a "pay as you go" basis. The SERP is an unfunded, unsecured obligation of the Group and is designed to assist in attracting and retaining key executives while providing a competitive, total compensation program. Both the qualified pension and SERP expenses are fully recoverable in customer rates.

Deferred Compensation Plan

The Group maintains a deferred compensation plan for its directors, executives, and qualified managers. The plan is intended to promote retention by providing eligible employees, including the executives, with a long-term savings opportunity on an income tax-deferred basis. This plan is voluntary and funded by the individuals who elect to participate in the program. There are no company-matching contributions.

401(k) Plan

All employees satisfying the eligibility requirements are entitled to participate in our 401(k) plan and receive matching contributions from the Group. Pursuant to the plan, all employees, including executives, are entitled to contribute up to the statutory limit set by the Internal Revenue Service (IRS) and the Group matches 75% for each dollar contributed up to eight percent for a maximum company-matching contribution of six percent of employee's base salary.

Limited Perquisites

As part of the Group's automobile policy, the Group's executives have the use of a company-owned automobile, including excess liability insurance. The Committee believes that the use of

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a company-owned automobile allows the executives to work more efficiently because many of the geographic areas served by the Group are most effectively reached by automobile as opposed to other forms of transportation, such as air travel. Any personal mileage incurred by the executive is taxed as additional compensation in accordance with IRS regulations and paid for by the executive. The Group offers its executives a supplemental medical reimbursement plan providing proactive health protection services including executive physicals and emergency travel assistance. Additionally, the Group also has a relocation program assisting employees required to move on behalf of the company to remain as productive as possible during the relocation transition. Employees who receive relocation assistance are required to sign a repayment agreement. Other than these benefits, the Committee's general philosophy is not to provide perquisites and other personal benefits of substantial value to the executives.

Severance Arrangements

None of the executives is a party to an individual employment agreement with the Group that provides for severance benefits. Additionally, executives are not provided with single-triggered change in control benefits.

Consistent with the Group's compensation philosophy, the Committee believes that the interests of stockholders are best served if the interests of senior management are aligned with those of the Group's stockholders. To this end, the Group provides change in control severance benefits to executives under the Group's Executive Severance Plan to reduce any reluctance of the executives to pursue or support potential change in control transactions that would be beneficial to stockholders. The Group adopted the plan in 1998, and its purpose is to promote the continued employment and dedication of executives without distraction in the face of a potential change in control transaction. The Executive Severance Plan provides severance pay equal to three times base salary to each of the executives if their employment is terminated without good cause or they resign for good reason during the two-year period following a change in control. Each executive will also be eligible to receive a gross-up payment if the executive is required to pay an excise tax under Section 4999 of the Internal Revenue Code. This provision for a tax gross-up has been a part of the Executive Severance Plan since its inception in 1998 and has not been modified since then.

In the event of a termination not in connection with a change in control, each executive is covered by the Group's general severance policy which states that each non-union employee of Group whose employment is terminated without cause is entitled to severance pay of either one week's pay after completing two years of service or two weeks' pay after completing five or more years of service, provided in each case that at least two weeks' notice is given. Under the Group's policies, all executives are entitled to a pay-out of six weeks of vacation time upon termination of employment.

Determining Executive Compensation

Each year the Committee reviews, assesses, and recommends to the Board all compensation for executives after determining that the compensation for these individuals is competitive relative to companies of comparable size, complexity, location, and business nature (see below for additional discussion of this comparison). In addition, the Committee approves the retention, fees, and termination of any compensation consultant or compensation consulting firm used to assist in the evaluation of executive compensation. With respect to 2017 compensation decisions, the Committee retained the services of an independent compensation consultant, Veritas Executive Compensation Consultants (Veritas), for investigation into and advice on compensation for executives. The Committee believes that having an independent evaluation of compensation is a valuable tool for the Committee, the Group, and stockholders. Veritas is

38    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

not engaged to perform any additional work for the Group. The Committee retained Veritas for several purposes, including:

•
Constructing and reviewing compensation comparisons from readily available published survey and public filings data; and

•
Performing a competitive assessment of the Group's compensation programs, practices, and levels for its directors and executives.

The Committee made a number of compensation recommendations, including those pertaining to the executives that were based on the competitive assessments provided by and through consultation with Veritas. The Committee's recommendations were made, however, entirely by the Committee, in its sole discretion.

Total compensation level for executives is based on one or more of the following factors:

•
The individual's duties and responsibilities within the Group;

•
The individual's experience and expertise;

•
The compensation levels for the individual's peers within the Group;

•
Compensation levels for similar positions based on a review of published compensation surveys; and

•
The levels of compensation necessary to recruit, retain, and motivate executives.

In order to determine competitive compensation practices for 2017, the Committee relied, in part, on published survey compensation data as well as proxy data for individual companies. The individual companies are referred to in this proxy statement as the "Peer Group." The Peer Group includes companies that are generally gas, water, or multi-utility-based organizations with one-half to two times the annual revenue size of the Group. For 2017, the Committee made a change to the peer group. The Committee added The Empire District Electric Company, MGE Energy, and Ormat Technologies, all of which are similar to the Group in size and industry scope.

On November 29, 2017, the Committee approved the following companies for inclusion in the Peer Group for 2017 for determining competitive compensation levels:

Allete, Inc.	Northwest Natural Gas Company
American States Water Company	NorthWestern Corp.
Aqua America, Inc.	Otter Tail Corporation
Avista Corporation	Ormat Technologies
Black Hills Corp.	PMN Resources
Chesapeake Utilities Corp.	Portland General Electric
El Paso Electric	San Jose Water Company
MGE Energy	South Jersey Industries, Inc.

Veritas utilized the data from these sources (competitive data) to compile the competitive pay information comparing each executive's compensation to market levels for his/her executive position.

After consideration of the competitive data, the Committee makes decisions regarding each individual executive's target total compensation opportunities based on the Group and individual performance and the need to attract, motivate, and retain an experienced and effective management team. The Committee examined the relationship of each executive's

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    39

base salary, long-term equity incentives, short-term incentive awards, and total compensation to the competitive data from several perspectives by reviewing the following:

•
The competitive data without any adjustments;

•
Annual incentive or bonus valued at 50% of median of the market competitive data;

•
The lower range of 20% below the median of the market competitive data;

•
Target total direct compensation reduced by 20% from the median of the market competitive data; and

•
Actual short-term incentive compensation reduced by 20% from the median of the market competitive data.

In making compensation recommendations for the 2017 fiscal year for the executives, the Committee's general objective was to set total compensation within a "competitive range" for each executive's position based on the competitive data. The Committee considers the "competitive range" to mean that compensation levels are within plus or minus 20% of the median compensation levels as determined by reference to the competitive data. Actual compensation decisions for the executives were, however, influenced by a variety of additional factors, including considerations of each individual's experience, expertise, performance and leadership, the Group's performance, and internal equity among the executives. With respect to 2017 compensation planning, the Committee retained the services of Veritas as the independent compensation consultant.

Other Compensation Policies

Stock Ownership Requirements

The Board adopted requirements for our executives and members of our Board to own shares of Group's stock to further align their interests with those of our stockholders. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executives. Each non-employee director and executive must directly own Group stock having a market or intrinsic value (i.e., paper gain for vested, unexercised stock options); whichever is higher, equal to:

•
For the Group's President & CEO, three times annual base salary;

•
For vice presidents, one and one-half times annual base salary;

•
For all other executives, one time annual base salary; and

•
For non-employee directors, five times annual base retainer.

Executives must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. For executives, the Committee reviews compliance with these requirements annually. The Nominating/Corporate Governance Committee reviews compliance with these requirements for non-employee directors annually.

Anti-hedging and No Pledging Policy

In 2012, the Board adopted an insider trading policy that prohibits our directors and executives from participating in put or call options transactions, hedging and pledging transactions, or other inherently speculative transactions with respect to Group stock. This policy was adopted as a matter of good corporate governance and, by prohibiting such transactions for executives,

40    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

the compensatory value of equity awards on both the upside and the downside remains strong.

Executive Compensation Recovery ("Clawback") Policy

In 2012, the Board also adopted an executive compensation recovery, or "clawback," policy requiring the reimbursement of excess incentive-based compensation provided to the Group's executives in the event of certain restatements of the company's financial statements. The policy allows the Group to clawback incentive-based compensation from executives who were actually involved in the fraud or misconduct that triggered the accounting restatement to the extent that the compensation was in excess of what would have been paid under the accounting restatement. This policy is applicable to all incentive-based compensation paid after implementation of the policy, and it covers the three-year period preceding the date on which the Group is required to prepare the accounting restatement.

Tax and Section 162(m) Implications

When designing compensation policies and setting compensation levels, the Group considers the potential tax treatment of the compensation, but the primary factor influencing program design is the support of business objectives. The Committee has reviewed the Group's compensation structure in light of Section 162(m) of the Code (Section 162(m)), which limits the amount of compensation that the Group may deduct for federal income tax purposes in any given year to $1,000,000 for certain executive officers. For 2017, there were certain exceptions to this limit, one of which is for "performance-based compensation," as defined under Section 162(m). RSAs granted by the Group do not qualify as "performance-based compensation," and thus counted against the $1,000,000 deductibility limit in 2017. Despite the Committee's best intention to implement performance based awards eligible to qualify as tax deductible to the Group under Section 162(m) as in existence at the beginning of 2017, assurances cannot be made that compensation intended to satisfy the requirements for performance-based exemption from Section 162(m) will, due to the ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder.

Effective for taxable years beginning after December 31, 2017, the exemption from Section 162(m)'s deduction limit for performance-based compensation has been repealed. As such, compensation in excess of $1 million paid to applicable executive officers will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

In designing the executive compensation decisions for 2018, the Committee carefully considered the effect of the changes made to Section 162(m) together with our factors relevant to our business needs, but did not make any changes to the executive compensation program as a result of those changes.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    41

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our President & CEO, CFO, and the three most highly compensated executive of the Group for the fiscal years ended December 31, 2017, 2016, and 2015.

(a)	(b)	(c)	(e)		(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)

Martin A. Kropelnicki	2017	$921,171	$590,985	$1,297,313	$4,990,347	$39,900	$7,839,716
President & CEO	2016	$824,308	$565,818	$841,500	$2,187,960	$29,363	$4,448,949
	2015	$768,712	$509,458	$385,000	$1,064,617	$32,009	$2,755,296

Thomas F. Smegal III	2017	426,180	150,297	140,910	1,140,173	42,411	1,899,971
Vice President,	2016	406,980	141,967	82,742	538,025	27,843	1,197,557
Chief Financial	2015	390,592	120,512	49,920	60,668	23,430	645,122

Lynne P. McGhee	2017	292,340	150,297	96,690	1,005,958	33,293	1,578,578
Vice President,	2016	275,834	141,967	56,222	537,848	30,047	1,041,918
General Counsel	2015	264,761	120,512	33,920	200,425	29,979	615,677

Paul G. Townsley	2017	367,131	150,297	121,440	558,960	29,788	1,227,616
Vice President,	2016	345,903	141,967	70,390	428,076	18,406	1,004,742
Rates and	2015	335,547	120,512	42,800	276,342	18,482	793,683
Regulatory Matters

Robert J. Kuta	2017	321,390	145,216	106,260	356,131	46,358	975,355
Vice President,	2016	307,002	116,250	62,424	229,010	43,743	758,429
Engineering	2015	228,548	58,924	38,400	125,609	142,230	593,711

(1)
Amounts reflect the full grant date fair value of RSAs and RSUs granted in the years shown, calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718, disregarding estimates for forfeitures and assuming target performance. Assumptions used in the calculation of these amounts are included in footnote 12 of Group's annual report on Form 10-K filed with the SEC on March 1, 2018. The amounts reported are as follows: Mr. Kropelnicki, RSAs of $302,195 and RSUs granted in 2017, 2016, and 2015 of $100,732, $97,265, and $90,793, with a maximum value of $201,464, $194,531, and $181,586; Mr. Smegal, RSAs of $78,829 and RSUs granted in 2017, 2016, and 2015 of $26,276, $25,380, and $19,813 with a maximum value of $52,553, $50,760, and $39,625; Ms. McGhee, RSAs of $78,829 and RSUs granted in 2017, 2016, and 2015 of $26,276, $25,380, and $19,813 with a maximum value of $52,553, $50,760, and $39,625; Mr. Townsley, RSAs of $78,829 and RSUs granted in 2017, 2016, and 2015 of $26,276, $25,380, and $19,813 with a maximum value of $52,553, $50,760, and $39,625; and Mr. Kuta, RSAs of $78,829 and RSUs granted in 2017, 2016, and 2015 of $26,276, $25,380, and $14,731 with a maximum value of $52,553, $50,760, and $29,462. The RSUs reported reflect the grant date fair value of the 2017 portion of the award as performance goals are set for each year of the performance period.

(2)
Amounts in this column reflect the amount paid to each executive pursuant to the performance-based short-term incentive compensation program for the applicable year.

(3)
Amounts in this column are actuarial increases or decreases in the present value of the accrued pension liability and are included in customer rates through a rate recovery mechanism. Fluctuation in the present value of the accrued pension benefit occur year-to-year due to a number of valuation assumptions including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting. In 2014, the mortality assumption was updated to the RP-2014 Mortality Table, as prescribed by the Society of Actuaries in October 2014, and replaced the RP-2000 Healthy Mortality Table consistent with Section 430 of the Internal Revenue Code. The interest rate and mortality rate assumptions are consistent with those used in the Group's financial

42    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

  statements and include amounts which the executives may not be entitled to receive due to vesting requirements consistent with the plans. For further information, see the "Basic and Supplemental Pension Plan Benefits" section of this Proxy Statement. Earnings on the nonqualified deferred compensation plan are noted on the Nonqualified Deferred Compensation table for those executives participating in the plan. Earnings have been excluded from this table since earnings were not at above market or at preferential rates.

(4)
All other compensation for 2017 is comprised of 401(k) matching contributions made by the Group on behalf of the executive, the personal use of company-provided vehicles and associated insurance, supplemental medical reimbursement plan, and relocation benefits. The value of the 401(k) matching contributions made by Group on behalf of the named executives was $16,200 for all five listed executives. The reported value attributable to personal use of company-provided cars are as follows: Mr. Kropelnicki, $12,468; Mr. Smegal, $14,979; Ms. McGhee, $14,321, Mr. Townsley, $2,356, and Mr. Kuta, $9,926. The reported values of the supplemental medical reimbursement plan are as follows: Mr. Kropelnicki, $11,232; Mr. Smegal, $11,232; Ms. McGhee, $3,972; Mr. Townsley, $11,232; and Mr. Kuta, $11,232. Additionally, the amount for Mr. Kuta in 2017 includes a housing allowance incurred in connection with his relocation to San Jose, California as approved by the Organization and Compensation Committee.

Grants of Plan-Based Awards for Fiscal Year Ended 2017

The table below sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2017, to each of our NEOs.

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)
									Grant Date Fair Value of Stock and Options Awards ($) (l)
		Estimated Payouts Under Non- Equity Incentive Plan Awards ($)(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)
Name (a)	Grant Date (b)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Martin A. Kropelnicki(3)	2/28/2017	$0	$786,250	$1,572,500	0	8,223	16,446	8,223	$604,391
Thomas F. Smegal III(3)	2/28/2017	0	85,400	170,800	0	2,145	4,290	2,145	157,658
Lynne P. McGhee(3)	2/28/2017	0	58,600	117,200	0	2,145	4,290	2,145	157,658
Paul G. Townsley(3)	2/28/2017	0	73,600	147,200	0	2,145	4,290	2,145	157,658
Robert J. Kuta(3)	2/28/2017	0	64,400	128,800	0	2,145	4,290	2,145	157,658

(1)
The threshold, target, and maximum values reported are for the performance-based short-term incentive compensation program.

(2)
The threshold, target, and maximum units reported are for the full RSU award.

(3)
The RSAs granted to the executives on February 28, 2017, pursuant to the Incentive Plan vest over three years, with one-third of the RSAs vesting on the first anniversary of the grant date and the remaining RSAs vesting in equal quarterly installments thereafter. The RSUs reported reflect the grant date fair value of the 2017 portion of the award as performance goals are set for each year of the performance period.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    43

Outstanding Equity Awards at Fiscal 2017 Year-End

	Option Awards				Stock Awards			Equity Incentive Plan Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Martin A. Kropelnicki	—	—	—	—	935	(2)	42,402	11,209	(2)	508,328
	—	—	—	—	4,833	(4)	219,177	11,593	(4)	525,743
	—	—	—	—	8,223	(5)	372,913	8,223	(5)	372,913

Thomas F. Smegal III	—	—	—	—	204	(2)	9,251	2,446	(2)	110,926
	—	—	—	—	1,262	(4)	57,232	3,025	(4)	137,184
	—	—	—	—	2,145	(5)	97,276	2,145	(5)	97,276

Lynne P. McGhee	—	—	—	—	204	(2)	9,251	2,446	(2)	110,926
	—	—	—	—	1,262	(4)	57,232	3,025	(4)	137,184
	—	—	—	—	2,145	(5)	97,276	2,145	(5)	97,276

Paul G. Townsley	—	—	—	—	204	(2)	9,251	2,446	(2)	110,926
	—	—	—	—	1,262	(4)	57,232	3,025	(4)	137,184
	—	—	—	—	2,145	(5)	97,276	2,145	(5)	97,276

Robert J. Kuta	—	—	—	—	154	(3)	6,984	1,846	(3)	83,716
	—	—	—	—	1,262	(4)	57,232	3,025	(4)	137,184
	—	—	—	—	2,145	(5)	97,276	2,145	(5)	97,276

(1)
The market value of the stock awards represents the product of the closing price for the Group's common stock on the New York Stock Exchange as of December 31, 2017, which was $45.35, and the number of shares underlying each such award.

(2)
Awards were granted on March 3, 2015, with 33.3% vesting on the first anniversary of the grant date and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2015, 2016, and 2017 and vest on March 3, 2018.

(3)
Awards were granted on May 5, 2015, with 33.3% vesting on March 3, 2016 and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2015, 2016, and 2017 and vest on March 3, 2018.

(4)
Awards were granted on March 1, 2016, with 33.3% vesting on March 1, 2017, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2016, 2017, and 2018 and vest on March 1, 2019.

(5)
Awards were granted on February 28, 2017, with 33.3% vesting on February 28, 2018, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2017, 2018, and 2019 and vest on February 28, 2020.

Option Exercises and Stock Vested

For Fiscal Year Ended 2017

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Martin A. Kropelnicki	—	—	26,117	$965,594
Thomas F. Smegal III	—	—	6,329	234,088
Lynne P. McGhee	—	—	6,329	234,088
Paul G. Townsley	—	—	6,329	234,088
Robert J. Kuta	—	—	2,379	90,053

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Pension Benefits

For Fiscal Year Ended 2017

The table below shows the present value of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each executive under the California Water Service Pension Plan ("Pension Plan") and the SERP, each of which is described elsewhere in this Proxy Statement.

Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)

Martin A. Kropelnicki	California Water Service Pension Plan	11.80	$917,514
President & CEO	Supplemental Executive Retirement Plan	11.80	10,750,287
Thomas F. Smegal III	California Water Service Pension Plan	20.67	1,316,601
Vice President, Chief Financial Officer and Treasurer	Supplemental Executive Retirement Plan	15.00	3,644,997
Lynne P. McGhee	California Water Service Pension Plan	14.56	1,064,254
Vice President, General Counsel	Supplemental Executive Retirement Plan	14.56	2,526,786
Paul G. Townsley	California Water Service Pension Plan	4.83	492,804
Vice President, Rates and Regulatory Matters	Supplemental Executive Retirement Plan	4.83	1,263,554
Robert J. Kuta	California Water Service Pension Plan	2.71	233,898
Vice President, Engineering	Supplemental Executive Retirement Plan	2.71	476,852

(1)
Assumptions used in the calculation of the present value are included in footnote 11 of Group's annual report on Form 10-K filed with the SEC on March 1, 2018.

(2)
Includes amounts the NEOs may not currently be entitled to receive because such amounts are not vested.

The benefits under the SERP are obtained by applying the benefit provisions of the Pension Plan, a tax-qualified plan, to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. Under the SERP, all eligible executives are fully vested after 15 years of service and at age 60. SERP participants are eligible for early retirement starting at age 55 and would receive a reduced benefit ranging from 74% to 95% of their monthly SERP benefit upon early retirement between the ages of 55 and 60. Under the Pension Plan, all eligible employees, including executives, are fully vested after 35 years of service. The SERP is structured such that benefits are paid to executives on a "pay as you go" basis. None of the executives received any payments under the Pension Plan or SERP during 2017.

The combined maximum benefit payout under the SERP and Pension Plan achievable by an executive is 60% of the average, eligible compensation paid over the previous 36 months prior to retirement.

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Nonqualified Deferred Compensation

For Fiscal Year Ended 2017

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FY ($)(2) (f)

Martin A. Kropelnicki	$490,353	$139,139	$—	$1,183,976
Thomas F. Smegal III	—	—	—	—
Lynne P. McGhee	—	3,214	—	22,579
Paul G. Townsley	40,152	20,506	—	198,790
Robert J. Kuta	3,121	576	—	6,988

(1)
All of the amounts reported under "Executive Contributions in Last FY" are included in the Summary Compensation Table for 2017. None of the amounts reported under "Aggregate Earnings in Last FY" are included in the Summary Compensation Table for 2017.

(2)
The amounts reported under "Aggregate Balance at Last FY" that are included in the Summary Compensation Table in years prior to 2017 are as follows: Mr. Kropelnicki, $419,250; Mr. Townsley, $128,581; and Mr. Kuta, $3,161.

The Deferred Compensation Plan provides specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future business success of the Group. The Deferred Compensation Plan permits the Group's executives and eligible managers to defer up to 50% of their base salary. The Group does not make any contributions to the Deferred Compensation Plan. The Deferred Compensation Plan's investment options are similar, but not identical, to the Group's tax-qualified 401(k) plan and are funded by a Rabbi trust created for the funding of such benefits. Benefits under the Deferred Compensation Plan are payable by the Group upon separation from service with the Group either in lump sum at separation, in monthly installments over five years following separation, or in lump sum or installments commencing five years following separation.

Potential Payments upon Termination or Change in Control

The information below describes certain compensation that would have become payable under existing plans and contractual arrangements assuming a termination of employment, or a change in control and termination of employment, had occurred on December 31, 2017, given the executive's compensation and service levels as of such date. In addition to the benefits described below, upon any termination of employment, each of the executives would also be entitled to the benefits as described in the table of Pension Benefits for Fiscal Year 2016 and the amount shown in the column labeled "Aggregate Balance at Last FY" of the table of Nonqualified Deferred Compensation for Fiscal Year 2017 above.

On December 16, 1998, the Group adopted the Executive Severance Plan. The Executive Severance Plan provides that if within 24 months following a change in control of the Group, the executive's employment is terminated by the Group for any reason other than good cause or by the executive for good reason, the Group will make a cash payment to the executive in an amount equal to three times such executive's base salary on the date of the change in control or on the date that the executive's employment terminates, whichever is greater. The payments would be paid in three equal annual installments commencing on the first of the month following the month in which the executive's employment terminated and payable thereafter on the anniversary of the initial payment date. Each executive will also receive a

46    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

gross-up payment if the executive is required to pay an excise tax under section 4999 of the Internal Revenue Code.

Each executive's entitlement to the severance payment is conditioned upon execution of a release agreement. Additionally, the executive forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.

For purposes of the Executive Severance Plan, the term "change in control" means the occurrence of (i) any merger or consolidation of the Group in which the Group is not the surviving organization, a majority of the capital stock of which is not owned by the stockholders of the Group immediately prior to such merger or consolidation; (ii) a transfer of all or substantially all of the assets of the Group; (iii) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Group wherein thirty percent (30%) or more of the outstanding shares of the Group are transferred to any person; (iv) the acquisition by or transfer to a person (including all affiliates or associates of such person) of beneficial ownership of capital stock of the Group if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of the Group entitled to vote in elections of directors; or (v) the election to the Board of Directors of the Group of candidates who were not recommended for election by the Board of Directors of the Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.

For purposes of the Executive Severance Plan, "good cause" will be deemed to exist if (i) the applicable executive engages in acts or omissions that result in substantial harm to the business or property of the Group and that constitute dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing; or (ii) the applicable executive is convicted of a criminal violation involving fraud or dishonesty.

For purposes of the Executive Severance Plan, "good reason" will be deemed to exist if, without the applicable executive's consent, (i) there is a significant change in the nature or the scope of the applicable executive's authority or in his or her overall working environment; (ii) the applicable executive is assigned duties materially inconsistent with his or her present duties, responsibilities and status; (iii) there is a reduction in the applicable executive's rate of base salary or bonus; or (iv) the Group changes by 100 miles or more the principal location in which the applicable executive is required to perform services. Had a change in control occurred during fiscal year 2017 and had their employment been terminated on December 31, 2017, either without good cause or by the executive for good reason, the NEOs would have been eligible to receive the payments set forth in the table below.

In addition to the Executive Severance Plan, each executive is covered by the Group's general severance policy. Under the severance policy, each non-union employee of Group whose employment is terminated without cause is entitled to severance pay of either one week's pay after completing two years of service or two weeks' pay after completing five or more years of service, provided at least two weeks' notice is given. In addition, all executives are entitled to a payout of six weeks of vacation time upon any termination of employment, to be paid in a lump sum at termination. In the absence of a change in control, had their employment been terminated on December 31, 2017, without cause, the executives would have been eligible to receive the payments set forth below.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    47

Potential Payments upon Termination or Change in Control

Name	Change in Control and Termination of Employment Severance Amount ($)	Termination of Employment without a Change in Control Severance Amount ($)

Martin A. Kropelnicki	$2,775,000	$142,308
Thomas F. Smegal III	1,281,000	65,692
Lynne P. McGhee	879,000	45,077
Paul G. Townsley	1,104,000	49,538
Robert J. Kuta	966,000	43,346

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K of our median compensated employee and the annual total compensation of our President & CEO, Martin A. Kropelnicki.

The 2017 annual total compensation of the median compensated of all our employees who were employed on December 30, 2017, other than our President & CEO, was $127,258; Mr. Kropelnicki's 2017 annual total compensation was $7,839,716, inclusive of $4,990,347 which as previously disclosed represents the estimated present value changes in the actuarial projections of his future potential pension benefits under the groups authorized retirement plans; the ratio of these amounts was 1-to-62. Actual benefits earned are contingent upon a number of factors including years of service, age at retirement, expected life mortality tables, interest rates, and service level vesting requirements. Excluding the $4,990,347 estimated change in present value of the actuarially projected pension benefits, the 2017 annual total compensation of both Mr. Kropelnicki's and our median compensated employee would result in 2017 annual compensation of $2,849,367 and $88,243 respectively, the ratio of these amounts was 1-to-32.

The SEC's rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. For these purposes, we identified the median compensated employee by first including full-time, part-time, seasonal, and temporary employees, excluding the President & CEO, for a total of 1,178 employees in the median compensation pool. We used actual salary and compensation paid in 2017, as reflected in our payroll records, excluding equity awards and bonus payments as these are not broadly distributed, to determine the median employee. We then calculated the median employee's total compensation in accordance with SEC rules to determine the pay ratio. We did not annualize the compensation for any employee who did

48    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

not work for the entire year. We identified our employee population as of December 30, 2017 based on our payroll records.

Director Compensation

For Fiscal Year Ended 2017

The Group's non-employee directors receive retainers comprised of both a cash award and an equity award along with meeting fees for their service. The Nominating/Corporate Governance Committee is responsible for non-employee director compensation and makes recommendations to the Board. For 2017, the Nominating/Corporate Governance retained the services of Veritas for determining non-employee director compensation.

Our 2017 director compensation program is summarized in the table below:

2017 Director Compensation Program

Board Retainers:
Annual Base Retainer – All Directors	$50,000
Chairman of the Board Retainer	$60,000
Lead Director Retainer	$22,000
Committee Chair Retainers:
Audit Committee Chair Retainer	$15,000
Organization and Compensation Committee Chair Retainer	$12,000
Nominating and Corporate Governance Committee Chair Retainer	$9,500
Finance and Risk Management Committee Chair Retainer	$7,000
Board/Committee Meeting Attendance Fees:
Chairman of the Board – Board Attendance Fee	$4,600
All other Directors – Board Attendance Fee	$2,300
Chairman of the Board – Committee Attendance Fee	$1,800
All other Directors – Committee Attendance Fees	$1,800
Equity:
Annual RSA Equity Grants(1)	$72,000

(1)
In 2017, non-employee directors received grants of restricted stock valued at $72,000 as the Board retainer. The restricted stock grants were made on March 1, 2017, and were fully vested on the first anniversary of the grant date.

In September of 2017, Veritas provided assistance to the Nominating/Corporate Governance Committee in the annual review of director compensation, with recommendations based on competitive positioning, both in terms of individual compensation components and total compensation. With consideration for this review, the Nominating/Corporate Governance Committee approved increases to the foregoing amounts, effective January 1, 2018, as follows: non-employee directors will receive an annual base retainer of $55,000 and a grant of restricted stock valued at $80,000. The Finance and Risk Management Committee chair will receive a retainer of $10,000, the Organization and Compensation Committee chair will receive a $13,500 retainer, the Nominating/Corporate Governance Committee chair will receive a $12,500 retainer, and the Audit Committee chair will receive a $15,000 retainer. Board and committee meeting fees for the chairman and other non-employee directors will remain unchanged for 2017. The chairman will receive a Board retainer of $55,000 and a chairman retainer of $60,000 for 2018. The lead director will receive a $22,000 retainer due to continued increased responsibilities, including stockholder engagement.

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The Board of Directors requires non-employee directors to maintain a certain amount of stock ownership consistent with our stock ownership requirements. Pursuant to the Group's Corporate Governance Guidelines, available on the Group's website at http://www.calwatergroup.com, beneficial ownership of an aggregate amount of shares having a value of five times the amount of the annual base retainer is required. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. The Nominating/Corporate Governance Committee will review compliance with these requirements for non-employee directors on an annual basis.

Directors may elect to defer cash compensation payable to them under the Group's deferred compensation plan in the same manner as applicable to the Group's executives as described above. In addition, the Group maintains a Director Retirement Plan for the benefit of its non-employee directors. In December 2005, this plan was closed to new participants; however Mr. Magnuson and Mr. Vera were, at that time, participants in the plan and thus continues to accrue benefits thereunder. Under the Director Retirement Plan, a director who participates in the plan and retires after serving on the Board for a total of five or more years will receive a retirement benefit equivalent to $22,000 per year. This benefit will be paid for the number of years the director served on the Board, up to 10 years. Amounts were paid to directors under this program in 2017 for former directors Douglas M. Brown, Robert W. Foy, Bonnie G. Hill, and Linda R. Meier.

Non-Employee Director Compensation

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(2)(3) (c)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4) (f)	Total ($) (h)

Peter C. Nelson(1)	$174,800	$75,705	$—	$250,505
Chairman
Richard P. Magnuson	122,000	75,705	8,275	205,980
Lead Director
Gregory E. Aliff	83,300	75,705	—	159,005
Terry P. Bayer	79,200	75,705	—	154,905
Edwin A. Guiles	101,100	75,705	—	176,805
Bonnie G. Hill	31,334	31,164	4,922	67,420
Thomas M. Krummel, M.D.	100,700	75,705	—	176,405
Carol M. Pottenger	23,567	24,066		47,633
Lester A. Snow	81,500	75,705	—	157,205
George A. Vera	110,900	75,705	10,521	197,126

(1)
Mr. Nelson's retainer consists of $60,000 for his role as Chairman of the Board.

(2)
Amounts reflect the full grant date fair value of each RSA granted in 2017 to the non-employee directors, calculated in accordance with FASB ASC Topic 718, disregarding estimates for forfeitures. Assumptions used in the calculation of these amounts are included in footnote 12 of Group's annual report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2018.

(3)
At the end of 2017, the aggregate number of RSAs held by each current non-employee director was as follows: Peter C. Nelson, 15,118; Gregory E. Aliff, 5,647; Terry P. Bayer, 9,231; Edwin A. Guiles, 25,562; Dr. Thomas M. Krummel, M.D., 19,652; Richard P. Magnuson, 28,112; Carol M. Pottenger, 573; Lester A. Snow, 15,982; and George A. Vera, 28,112.

(4)
Amounts in this column represent the actuarial increase in the present value of the director benefits under the Group's Director Retirement Plan. In December 2005, this plan was closed to new participants; however, any director active in 2005 will continue to accrue benefits.

50    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Organization and Compensation Committee of the Group's Board of Directors has submitted the following report for inclusion in this Proxy Statement:

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Group's annual report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

The foregoing report is provided by the following directors, who constitute the Organization and Compensation Committee:

    ORGANIZATION AND COMPENSATION COMMITTEE
            Thomas M. Krummel, M.D., Committee Chair
            Terry P. Bayer
            Edwin A. Guiles
            Lester A. Snow

ORGANIZATION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following directors were members of the Organization and Compensation Committee during the 2017 fiscal year: Thomas M. Krummel, M.D., Committee Chair, Terry P. Bayer, Edwin A. Guiles, and Lester A. Snow. No member of the Organization and Compensation Committee was an executive or employee of the Group or any of its subsidiaries during 2017, nor was any such member previously an executive of the Group or any of its subsidiaries. No member of the Organization and Compensation Committee had any material interest in a transaction of the Group or a business relationship with, or any indebtedness to the Group, in each case that would require disclosure under "Procedures for Approval of Related Person Transactions" included elsewhere in this Proxy Statement.

None of the executives of the Group have served on the board of directors or on the compensation committee of any other entity, any of whose executives served either on the Board of Directors or on the Organization and Compensation Committee of the Group.

PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

Transactions involving related persons are reviewed on a case-by-case basis and approved as appropriate. The Board's Nominating/Corporate Governance Committee is responsible for review, approval, or ratification of "related person transactions" involving the Group or its subsidiaries and related persons. Under rules of the Securities and Exchange Commission, a related person is a director, executive, nominee for director, or a greater than 5% stockholder of the Group since the beginning of the previous fiscal year. Potential related person transactions are brought to the attention of management and the Board in a number of ways. Each of our directors and executives is instructed and periodically reminded to inform the Corporate Secretary of any potential related person transactions. In addition, each director and executive completes a questionnaire on an annual basis designed to elicit information about any potential related person transactions.

Since the beginning of 2017, there were no related person transactions under the relevant standards.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    51

PROPOSAL NO. 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Group is asking stockholders to vote on an advisory resolution to approve the Group's executive compensation programs as reported in this Proxy Statement in accordance with Section 14(A) of the Securities Exchange Act of 1934. The Board has adopted a policy providing for an annual advisory vote to approve executive compensation. Stockholders previously indicated their preference that the advisory vote on named executive compensation occur once every year.

At last year's Annual Meeting, 93% of the votes cast were "for" the 2016 compensation of our named executive officers as compared with 91% for the 2015 compensation and 92% for the 2014 compensation. We believe that our executive compensation program is now strongly aligned with the long-term interests of our stockholders as well as customers. As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, the Board and the Organization and Compensation Committee considered the results of these "Say-on-Pay" votes and modified our executive compensation program for 2013 and continued to apply the same effective principles when making compensation decisions for 2017.

The Group's goal for its executive compensation programs is to attract, motivate, and retain talented executives who will provide leadership for the Group. The Group seeks to accomplish this goal in a way that rewards performance and is aligned with the long-term interests of customers and stockholders. The Group believes that its executive compensation programs achieve this goal.

The "Compensation Discussion and Analysis" section of this Proxy Statement describes the Group's executive compensation programs and the decisions made by the Organization and Compensation Committee for 2017 in more detail. Highlights of the programs include the following:

•
Performance-based Equity Compensation;

•
Short-term Performance-based Incentive Compensation;

•
No Employment Agreements;

•
No Single Trigger Change in Control Benefits;

•
No Tax Gross-Ups on Perquisites;

•
Limited Perquisites;

•
Director and Executive Stock Ownership Requirements;

•
Clawback Policy; and

•
Anti-hedging and Anti-pledging Policies.

For 2017, 50% of long-term equity awards granted to our executives are in the form of RSUs subject to performance-based vesting criteria and 50% are in the form of time-based RSAs. The performance-based RSUs provide for a three-year performance period and provide for vesting based solely upon the achievement of objective performance criteria. The performance criteria are tied to the following performance metrics: water quality, customer service, plant additions, return on assets, and safety.

Further, in 2014, we introduced annual performance-based short-term incentive compensation for executives as part of the Group's executive compensation program. The Committee believes that our executive compensation program provides a good mix of short-term and long-term compensation that supports the business strategies and creates long-term stockholder value.

52    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

The Group is asking stockholders to support the named executive officer compensation as described in this Proxy Statement. The Organization and Compensation Committee and the Board believe that the policies and procedures articulated in the "Compensation Discussion and Analysis" are effective in achieving the Group's goals and that the compensation of the Group's named executive officers reported in this Proxy Statement has supported and contributed to the Group's success. Accordingly, the Group asks stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the stockholders of California Water Service Group approve, on an advisory basis, the compensation paid to California Water Service Group's named executive officers, as disclosed in this Proxy Statement pursuant to the SEC's compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion."

This advisory resolution, commonly referred to as a "Say-on-Pay" resolution, is not binding upon the Group, the Organization and Compensation Committee, or the Board. However, the Board and the Organization and Compensation Committee, which is responsible for designing and administering the Group's executive compensation programs, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. After consideration of the vote of stockholders at the 2017 Annual Meeting of Stockholders and other factors, the Board decided to hold advisory votes on the approval of executive compensation annually until the next advisory vote on frequency occurs. Unless the Board modifies its policy on the frequency of future advisory votes, the advisory vote to approve the 2018 executive compensation will be held at the 2019 Annual Meeting.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" this proposal.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Group's financial reporting process on behalf of the Board of Directors. The Audit Committee's purpose and responsibilities are set forth in the Audit Committee charter. The current charter is available on the Group's website at http://www.calwatergroup.com. The Audit Committee consists of four members, each of whom meet the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for Audit Committee membership, and three of the Audit Committee's four members meet the requirements of an Audit Committee financial expert. During 2017, the Audit Committee met five times.

The Group's management has primary responsibility for preparing the Group's financial statements and the overall reporting process, including the Group's system of internal controls. Deloitte & Touche LLP, the Group's independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements fairly present the Group's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Deloitte & Touche LLP also determined that the Group maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017.

In connection with the December 31, 2017 financial statements, the Audit Committee:

(1)
Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

(2)
Discussed with Deloitte & Touche LLP the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board;

(3)
Received from Deloitte & Touche LLP the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board regarding the firm's communications with the Audit Committee concerning independence, and also discussed with Deloitte & Touche LLP the firm's independence, and considered whether the firm's provision of non-audit services and the fees and costs billed for those services are compatible with Deloitte & Touche LLP's independence; and

(4)
Met privately with Deloitte & Touche LLP and the Group's internal auditor, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group's internal controls and overall quality of the Group's financial reporting and accounting principles used in preparation of the financial statements. The Committee also met privately with the Group's President & CEO, the CFO and the Controller to discuss the same issues.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K to be filed with the Securities and Exchange Commission.

    AUDIT COMMITTEE
            George A. Vera, Committee Chair
            Gregory E. Aliff
            Edwin A. Guiles
            Richard P. Magnuson

54    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

RELATIONSHIP WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Group's independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year and periodically considers whether there should be a regular rotation of the independent registered public auditing firm. The Audit Committee also is involved in considering the selection of Deloitte & Touche LLP's lead engagement partner when rotation is required.

Deloitte & Touche LLP has served as the Group's independent auditor since fiscal 2008. After careful consideration of a number of factors, including the length of time the firm has served in this role, the firm's past performance, and an assessment of the firm's qualifications and resources, the Audit Committee has selected Deloitte & Touche LLP to serve as the Group's independent registered public accounting firm for the year ending December 31, 2018. The Committee's selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm is being submitted for ratification by vote of the stockholders at this Annual Meeting.

The following fees relate to services provided by Deloitte & Touche LLP, the Group's independent registered public accounting firm for fiscal years 2016 and 2017.

Category of Services	2016	2017

Audit Fees(1)	$1,477,500	$1,434,268
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	221,358
Total	1,477,500	1,655,626

(1)
The audit services included audits of the Group's annual financial statements for the years ended December 31, 2016 and 2017, and quarterly reviews of the Group's interim financial statements. Included also are fees related to the audit of the effectiveness of internal control over financial reporting.

Fees reported in the above table are those billed or expected to be billed for audit services related to that fiscal year and for other services rendered during that fiscal year.

The Audit Committee is responsible for overseeing audit fee negotiations associated with the retention of Deloitte & Touche LLP for the audit of the Group. Additionally, it is the policy of the Audit Committee, as set forth in its charter, to approve in advance all audit and permissible non-audit services to be provided by the independent registered public accounting firm, as well as related fees. Under applicable law, the Audit Committee may delegate preapproval authority to one or more of its members, and any fees preapproved in this manner must be reported to the Audit Committee at its next scheduled meeting.

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PROPOSAL NO. 3 – RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

After consideration, and as a matter of good corporate governance, the Board is requesting stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group's books, records, and accounts for the year ending December 31, 2018. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Group's independent registered public accounting firm is in the best interests of the Group and its stockholders. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal. Representatives of Deloitte & Touche LLP will be present at the meeting to answer questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.

Vote Required

Ratification of the selection of the independent registered public accounting firm for 2018 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" this proposal.

56    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

PROPOSAL NO. 4 – APPROVAL OF THE GROUP'S 2018 EMPLOYEE STOCK PURCHASE PLAN

On February 28, 2018, the Board of Directors unanimously adopted and approved the Company's 2018 Employee Stock Purchase Plan (Purchase Plan) and is submitting the Purchase Plan to stockholders for their adoption and approval at the Annual Meeting.

The Purchase Plan is described below.

Purchase Plan Background

The purpose of the Purchase Plan is to offer employees of the Company and eligible subsidiaries the opportunity to purchase shares of Common Stock at a discounted price as an additional incentive to contribute to the prosperity of the Company.

The Committee will administer the Purchase Plan and be responsible for interpreting its provisions. It is the intention of the Company that the Purchase Plan (excluding any sub-plans thereof except as expressly provided in the terms of such sub-plan) qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code, and the Purchase Plan will be administered in accordance with this intent. In addition, the Purchase Plan authorizes the grant of options pursuant to sub-plans or special rules adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside of the United States or to achieve other business objectives in the determination of the Committee, which sub-plans will not be required to comply with the requirements of Section 423 of the Code or all of the specific provisions of the Purchase Plan.

Subject to adjustment as set forth in the Purchase Plan, the aggregate number of shares of Common Stock which may be issued pursuant to the Purchase Plan will be 1,500,000. The maximum number of shares of Common Stock that may be issued to any employee in a given Offering Period (as defined below) will be 2,000 shares of Common Stock. The Committee may change this limitation at any time on a prospective basis to apply to future Offering Periods.

Dilution

The potential dilution from the adoption and approval of the Purchase Plan is 3.1%, based on the total shares of Common Stock outstanding as of December 31, 2017.

The following is a description of the material features of the Purchase Plan. The complete text of the Purchase Plan is attached hereto as Appendix A to this Proxy Statement. The following discussion is qualified in all respects by reference to Appendix A.

Eligibility

Employees of the Company and certain subsidiaries (other than stockholders who own or have the right to acquire 5% or more of the Common Stock and, if so determined by the Committee, individuals deemed "highly compensated employees" under the Code) are eligible to participate under a specific offering period (Offering Period) under the Purchase Plan if they begin working prior to the applicable enrollment period of such Offering Period. As of the December 31, 2017, approximately 13 executive officers and 1,150 other employees of the Company and its subsidiaries were so eligible. The Committee may determine the length of each Offering Period. In the absence of such a determination, the Offering Period will be three months, and there will be no overlapping Offering Periods. No employee will be eligible to participate in the Purchase Plan if such person's customary employment is for less than twenty (20) hours per week or for less than five (5) months per year. The Committee may establish additional administrative rules requiring that employment commence some minimum period

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    57

(not to exceed 90 days) prior to an enrollment period and/or that customary employment exceed a specified number of hours or period during a calendar year to be eligible to participate with respect to the associated Offering Period. Employees participate in the Purchase Plan by electing payroll deductions that accumulate to purchase shares at a discount. Non-employee directors are not eligible to participate in the Purchase Plan.

Payroll Deductions

An employee will become a participant by completing and submitting, on or before the date prescribed by the Committee with respect to a given Offering Period, a completed payroll deduction authorization and plan enrollment form or by following an electronic or other enrollment process as prescribed by the Committee. An eligible employee may authorize payroll deductions at the rate of any whole percentage of the employee's salary, commissions, overtime, shift differentials, incentive or performance-based cash bonuses, and all or any portion of any item of compensation considered by the Company to be part of the employee's regular base earnings (excluding items not considered by the Company to be part of the employee's regular earnings). The rate of deduction cannot be less than one percent (1.0%) and cannot exceed ten percent (10.0%) (or such other percentages as the Committee may establish from time to time before an enrollment period for a future Offering Period) of the employee's eligible compensation on each payday during the Offering Period.

Under procedures and at times established by the Committee, a participant may withdraw from the Purchase Plan during an Offering Period, by completing and filing a new payroll deduction authorization and plan enrollment form with the Company or by following electronic or other procedures prescribed by the Committee. If a participant withdraws from the Purchase Plan during an Offering Period, his or her accumulated payroll deductions will be refunded without interest, his or her right to participate in the current Offering Period will be automatically terminated and no further payroll deductions for the purchase of Common Stock will be made during the Offering Period.

A participant may not increase his or her rate of contribution through payroll deductions or otherwise during a given Offering Period. A Participant may, however, decrease his or her rate of contribution through payroll deductions during a given Offering Period during such times specified by the Committee by filing a new payroll deduction authorization and plan enrollment form or by following electronic or other procedures prescribed by the Committee. To the extent necessary to comply with Section 423 of the Code for a given calendar year, the Committee may reduce a participant's payroll deductions to zero percent (0%) at any time during an Offering Period scheduled to end during such calendar year. Payroll deductions will re-commence at the rate provided in such Participant's enrollment form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant.

Purchase Price and Amount of Stock Purchased

On the commencement date relating to each Offering Period, each eligible employee will be granted an option to purchase a number of whole shares of Common Stock (as may be adjusted under the Purchase Plan) established by the Committee, which may be purchased with the payroll deductions accumulated on behalf of such employee during each Offering Period at the purchase price described below. However, no employee participating in the Purchase Plan will be granted an option to purchase Common Stock under the Purchase Plan if such option would permit his or her rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate that exceeds $25,000 of the value of such Common Stock

58    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

(determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

The purchase price under each option will be with respect to an Offering Period the lower of (i) a percentage (not less than eighty-five percent (85%)) (Designated Percentage) of the Offering Price, or (ii) the Designated Percentage of the value of a share of Common Stock on the last trading day of the Offering Period on which the Common Stock is purchased. For a given Offering Period, the Designated Percentage will be established no later than the beginning of the enrollment period for such Offering Period. The Committee may change the Designated Percentage with respect to any future Offering Period, but not to below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the purchase price will be the Designated Percentage of the value of a share of the Common Stock solely on the last trading day of the Offering Period on which the Common Stock is purchased. If the Committee does not establish the Designated Percentage prior to the beginning of the Enrollment Period for a given Offering Period, the Designated Percentage for such Offering Period shall be eighty-five percent (85%).

Transferability

Neither payroll deductions credited to a participant's bookkeeping account nor any rights to exercise an option or to receive shares of Common Stock under the Purchase Plan may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition will be null and void and without effect. If a participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Purchase Plan, other than as permitted by the Code, such act will be treated as an election by the participant to discontinue participation in the Purchase Plan.

Purchase Plan Amendment and Termination

The Board or the Committee may, in its sole discretion, insofar as permitted by law, terminate or suspend the Purchase Plan, or revise or amend it in any respect whatsoever, except that, without approval of the stockholders, no such revision or amendment will increase the number of shares of Common Stock subject to the Purchase Plan, other than an adjustment in connection with a recapitalization, or make other changes for which stockholder approval is required under applicable law. Upon a termination or suspension of the Purchase Plan, the Board may in its discretion (i) return without interest, the payroll deductions credited to participants' accounts to such participants or (ii) set an earlier purchase date with respect to an offering period then in progress.

New Plan Benefits

The actual number of shares of Common Stock that may be purchased by any individual under the Purchase Plan is not determinable in advance because the number is generally calculated using the contributed amount and the purchase price.

Federal Income Tax Information

The following information is a general summary of some of the current federal income tax consequences of the Purchase Plan to U.S. based participants and to the Company. Tax laws may change, and actual tax consequences will depend on a participant's individual circumstances as well as state and local tax laws. We encourage all participants to seek tax advice when they participate in the Purchase Plan. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    59

Tax Treatment of U.S. Participants.    Participants will not recognize income when they enroll in the Purchase Plan or when they purchase shares. All tax consequences are deferred until the participant disposes of the shares. If the participant does not dispose of the shares within one year after the purchase date or two years after the offering date, or if the participant dies while owning the shares, the participant will generally recognize ordinary income when disposing of the shares equal to the difference between the purchase price and the fair market value of the shares on the date of disposition, or 15% (or such lesser discount as the Committee may establish) of the fair market value of the shares on the offering date, whichever is less. Any additional gain will be taxed as long-term capital gain. If the shares are sold for less than the purchase price, there is no ordinary income, but the participant will have a long-term capital loss for the difference between the purchase price and the sale price. If a participant disposes of the shares within one year after the purchase date or two years after the offering date, the participant will generally have ordinary income equal to the difference between the purchase price and the fair market value on the purchase date. The difference between the fair market value of the shares on the date of disposition and the fair market value on the purchase date will be a capital gain or loss.

Tax Treatment of the Company.    When a participant recognizes ordinary income by disposing of shares before the one-year or two-year holding period ends, the Company will generally be entitled to a tax deduction in the amount of the ordinary income.

Vote Required

Approval of the Purchase Plan requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. In addition, in accordance with the listing requirements of the New York Stock Exchange, approval of the Purchase Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Abstentions will have the effect of a vote against the proposal, whereas broker non-votes will not count as votes cast for this purpose and will therefore have no effect on the outcome of the proposal.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" this proposal.

60    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table represents securities authorized to be issued under the Group's equity compensation plans, as of December 31, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Rights (a)	Weighted-Average Exercise Price of Outstanding Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column) (a)

Equity compensation plans approved by security holders	—	$—	808,290
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	808,290

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    61

OTHER MATTERS

Adjournment

Notice of adjournment need not be given if the date, time, and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned annual meetings, any business may be transacted that might have been transacted at the original Annual Meeting.

Cost of Proxy Solicitation

The Group will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the proxies, and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, or personally, by directors, officers, and regular employees of the Group, who will receive no extra compensation for such services. Morrow Sodali, LLC, 470 West Avenue, Stamford, CT 06902 was hired to assist in the distribution of proxy materials and solicitation of votes for a $9,000 fee, plus distribution expenses. The Group will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Other Matters

The Board is not aware of any other matters to come before the Annual Meeting. If any other matters should be brought before the meeting or any adjournment or postponement thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies. The report of the Organization and Compensation Committee, and the report of the Audit Committee, are not to be considered as incorporated by reference into any other filings that the Group makes with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.

Code of Ethics

The Group has adopted written codes of ethics for all directors, officers, and employees. The codes are posted on the Group's website at http://www.calwatergroup.com. The codes are also available in written form upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

Stockholders Sharing an Address

The SEC allows the Group to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as "householding," can result in significant cost savings for the Group. In order to take advantage of this opportunity, banks and brokerage firms that hold shares for stockholders who are the beneficial owners, but not the record holders, of the Group's shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless one or more of the stockholders has provided contrary instructions. For stockholders who are the record holders of the Group's shares, the Group may follow a similar process absent contrary instructions. The Group will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single

62    CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement

copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598 or calling (408) 367-8200. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Group in the same manner. If you are the beneficial owner, but not the record holder, of the Group's shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Copies of Annual Report on Form 10-K

The Group, upon request, will furnish to record and beneficial holders of its common stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal year 2017. Copies of exhibits to Form 10-K also will be furnished upon request for a payment of a fee of $0.50 per page. All requests should be directed to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

Electronic copies of the Group's Form 10-K, including exhibits and this Proxy Statement will be available on the Group's website at http://www.calwatergroup.com.

Disclaimer Regarding Website

The information contained on the Group's website is not to be deemed included or incorporated by reference into this Proxy Statement.

CALIFORNIA WATER SERVICE GROUP  |  2018 Proxy Statement    63

SITE
1720 NORTH FIRST STREET
BROKAW ROAD
101
NORTH FIRST STREET
FOURTH STREET
SKYPORT
ARCHER
GISH
GUADALUPE PARKWAY
880
N
SAN JOSE AIRPORT
NORTH FIRST STREET
GUADALUPE PARKWAY
HEDDING STREET
COLEMAN AVENUE
SANTA CLARA STREET
ALAMEDA
RACE STREET
17
280

California Water Service Group
California Water Service Company,
Hawaii Water Service Company,
New Mexico Water Service Company,
Washington Water Service Company,
CWS Utility Services, and
HWS Utility Services
1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

APPENDIX A

CALIFORNIA WATER SERVICE GROUP
2018 EMPLOYEE STOCK PURCHASE PLAN

Section 1.    PURPOSE

The purpose of the Plan is to provide an opportunity for Employees of California Water Service Group, a Delaware corporation ("Sponsor") and its Participating Subsidiaries (collectively Sponsor and its Participating Subsidiaries shall be referred to as the "Company"), to purchase Common Stock of Sponsor and thereby to have an additional incentive to contribute to the prosperity of the Company. It is the intention of the Company that the Plan (excluding any sub-plans thereof except as expressly provided in the terms of such sub-plan) qualify as an "Employee Stock Purchase Plan" under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be administered in accordance with this intent. In addition, the Plan authorizes the grant of options pursuant to sub-plans or special rules adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside of the United States or to achieve other business objectives in the determination of the Committee, which sub-plans shall not be required to comply with the requirements of Section 423 of the Code or all of the specific provisions of the Plan, including but not limited to terms relating to eligibility, Offering Periods or Purchase Price.

Section 2.    DEFINITIONS

(a)
"Applicable Law" shall mean the legal requirements relating to the administration of an employee stock purchase plan under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction, as such laws, rules, regulations and requirements shall be in place from time to time.

(b)
"Board" shall mean the Board of Directors of Sponsor.

(c)
"Code" shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

(d)
"Commencement Date" shall mean, with respect to a given Offering Period, the first Trading Day during such Offering Period.

(e)
"Committee" shall mean the Compensation Committee of the Board (or any successor committee) or the officer, officers or committee appointed by the Compensation Committee in accordance with Section 15 of the Plan (to the extent of the duties and responsibilities delegated by the Compensation Committee of the Board).

(f)
"Common Stock" shall mean the common stock of Sponsor, par value $[.01] per share, or any securities into which such Common Stock may be converted.

(g)
"Compensation" shall mean the total compensation paid by the Company to an Employee with respect to an Offering Period, including salary, commissions, overtime, shift differentials, performance-based cash bonuses, and all or any portion of any item of compensation considered by the Company to be part of the Employee's regular earnings, but excluding items not considered by the Company to be part of the Employee's regular earnings. Items excluded from the definition of "Compensation" include but are not limited to such items as relocation bonuses, expense reimbursements, certain bonuses paid in connection with mergers and acquisitions, author incentives, recruitment and referral bonuses, foreign service premiums, differentials and allowances, imputed income pursuant to Section 79 of the Code, income realized as a result of participation in any stock option, restricted stock, restricted stock unit, stock purchase or similar equity plan maintained by Sponsor or a Participating Subsidiary, and tuition and other reimbursements. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

(h)
"Effective Date" shall mean February 28, 2018, the date upon which the Plan was adopted by the Board.

(i)
"Employee" shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by Sponsor or a Participating Subsidiary on Sponsor's or such Participating Subsidiary's payroll records during the relevant participation period. Notwithstanding the foregoing, no employee of Sponsor or a Participating Subsidiary shall be included within the definition of "Employee" if such person's customary employment is for less than twenty (20) hours per week or for less than five (5) months per year. Individuals classified as independent contractors, consultants or advisers are not considered "Employees."

(j)
"Enrollment Period" shall mean, with respect to a given Offering Period, that period established by the Committee prior to the commencement of such Offering Period during which Employees may elect to participate in order to purchase Common Stock at the end of that Offering Period in accordance with the terms of this Plan.

(k)
"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of the Exchange Act.

(l)
"Market Value" on a given date of determination (e.g., a Commencement Date or Purchase Date, as appropriate) means, as of any date, the value of the Common Stock determined as follows:

    (i)  If the Common Stock is listed on any established stock exchange or traded on any established market, the Market Value of a share of Common Stock as of any date of determination will be, unless otherwise determined by the Board or Committee, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board or Committee deems reliable.

   (ii)  Unless otherwise provided by the Board or Committee, if there is no closing sales price for the Common Stock on the date of determination, then the Market Value will be the closing selling price on the last preceding date for which such quotation exists.

  (iii)  In the absence of such markets for the Common Stock, the Market Value will be determined by the Board or Committee in good faith.

(m)
"Offering Period" shall mean a period of no more than twenty-seven (27) months at the end of which an option granted pursuant to the Plan shall be exercised. The Plan shall be implemented by a series of Offering Periods with terms established by the Committee in accordance with the Plan. Once established, the duration and timing of Offering Periods may be changed or modified by the Committee as permitted by the Plan. If the Committee does not establish different rules with respect to an Offering Period, then the duration of an Offering Period shall be three (3) months and there shall be no overlapping Offering Periods.

(n)
"Offering Price" shall mean the Market Value of a share of Common Stock on the Commencement Date for a given Offering Period.

(o)
"Participant" shall mean a participant in the Plan as described in Section 5 of the Plan.

(p)
"Participating Subsidiary" shall mean a Subsidiary that has been designated by the Committee in its sole discretion as eligible to participate in the Plan with respect to its Employees.

(q)
"Plan" shall mean this 2018 Employee Stock Purchase Plan, including any sub-plans or appendices hereto.

(r)
"Purchase Date" shall mean the last Trading Day of each Offering Period.

(s)
"Purchase Price" shall have the meaning set out in Section 8(b).

(t)
"Securities Act" shall mean the U.S. Securities Act of 1933, as amended, as amended from time to time, and any reference to a section of the Securities Act shall include any successor provision of the Securities Act.

(u)
"Stockholder" shall mean a record holder of shares entitled to vote such shares of Common Stock under Sponsor's by-laws.

(v)
"Subsidiary" shall mean any entity treated as a corporation (other than Sponsor) in an unbroken chain of corporations beginning with Sponsor, within the meaning of Code Section 424(f), whether or not such corporation now exists or is hereafter organized or acquired by Sponsor or a Subsidiary.

(w)
"Trading Day" shall mean a day on which U.S. national stock exchanges are open for trading and the Common Stock is being publicly traded on one or more of such markets.

Section 3.    ELIGIBILITY

(a)
Any Employee employed by Sponsor or by any Participating Subsidiary at the beginning of an Enrollment Period for a given Offering Period shall be eligible to participate in the Plan with respect to such Offering Period and future Offering Periods, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (not to exceed 90 days) prior to an Enrollment Period and/or that customary employment exceed a specified number of hours or period during a calendar year to be eligible to participate with respect to the associated Offering Period. The Committee may also determine that a designated group of highly compensated Employees is ineligible to participate in the Plan so long as the excluded category fits within the definition of "highly compensated employee" in Code Section 414(q). If the Committee does not establish different rules with respect to an Offering Period, the minimum period of employment that must be completed prior to the beginning of an Enrollment Period shall be twenty (20) working days.

(b)
No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code Section 424(d)) shares of Common Stock, including Common Stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by Sponsor or its Subsidiaries, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Sponsor or of any of its Subsidiaries. All Employees who participate in the Plan shall have the same rights and privileges under the Plan, except for differences that may be mandated by local law and that are consistent with Code Section 423(b)(5); provided that individuals participating in a sub-plan adopted pursuant to Section 16 which is not designed to qualify under Code Section 423 need not have the same rights and privileges as Employees participating in the Code Section 423 Plan. No Employee may participate in more than one Offering Period at a time.

Section 4.    OFFERING PERIODS

The Plan shall be implemented by a series of Offering Periods, which shall possess terms specified by the Committee in accordance with the terms of the Plan. Offering Periods shall continue until the Plan is terminated pursuant to Section 14 hereof. Once established, the Committee shall have the authority to change the frequency and/or duration of Offering Periods (including the Commencement Dates thereof) with respect to future Offering Periods if such change is announced prior to the scheduled occurrence of the Enrollment Period for the first Offering Period to be affected thereafter. If the Committee does not establish different rules with respect to an Offering Period, then the duration of an Offering Period shall be three (3) months and there shall be no overlapping Offering Periods.

Section 5.    PARTICIPATION

(a)
An Employee who is eligible to participate in the Plan in accordance with its terms at the beginning of an Enrollment Period for an Offering Period and elects to participate in such Offering Period shall automatically receive an option in accordance with Section 8(a). Such an Employee shall become a Participant by completing and submitting, on or before the date prescribed by the Committee with respect to a given Offering Period, a completed payroll deduction authorization and Plan enrollment form provided by Sponsor or its Participating Subsidiaries or by following an electronic or other enrollment process as prescribed by the Committee. An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee's Compensation, not to be less than one percent (1.0%) and not to exceed ten percent (10.0%) of the Employee's Compensation (or such other percentages as the Committee may establish from time to time before an Enrollment Period for a future Offering Period) on each payday during the Offering Period. All payroll deductions will be held in a general corporate account or a trust account. No interest shall be paid or credited to the Participant with respect to such payroll deductions. Sponsor shall maintain or cause to be maintained a separate bookkeeping account for each Participant under the Plan and the amount of each Participant's payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account, unless payroll deductions are prohibited under Applicable Law, in which case the provisions of Section 5(b) of the Plan shall apply.

(b)
Notwithstanding any other provisions of the Plan to the contrary, in locations where local law prohibits payroll deductions, an eligible Employee may elect to participate through contributions to his or her account under the Plan in a form acceptable to the Committee. In such event, any such Employees shall be deemed to be participating in a sub-plan, unless the Committee otherwise expressly provides that such Employees shall be treated as participating in the Plan.

(c)
Under procedures and at times established by the Committee, a Participant may withdraw from the Plan during an Offering Period, by completing and filing a new payroll deduction authorization and Plan enrollment form with the Company or by following electronic or other procedures prescribed by the Committee. If a Participant withdraws from the Plan during an Offering Period, his or her accumulated payroll deductions will be refunded to the Participant without interest, his or her right to participate in the current Offering Period will be automatically terminated and no further payroll deductions for the purchase of Common Stock will be made during the Offering Period. Any Participant who wishes to withdraw from the Plan during an Offering Period, must complete the withdrawal procedures prescribed by the Committee, subject to any rules established by the

  Committee, or changes to such rules, pertaining to the timing of withdrawals, limiting the frequency with which Participants may withdraw and re-enroll in the Plan, or imposing a waiting period on Participants wishing to re-enroll following withdrawal.

(d)
A Participant may not increase his or her rate of contribution through payroll deductions or otherwise during a given Offering Period. A Participant may decrease his or her rate of contribution through payroll deductions during a given Offering Period during such times specified by the Committee by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the Offering Period and future Offering Periods. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code for a given calendar year, the Committee may reduce a Participant's payroll deductions to zero percent (0%) at any time during an Offering Period scheduled to end during such calendar year. Payroll deductions shall re-commence at the rate provided in such Participant's enrollment form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 5(c).

Section 6.    TERMINATION OF EMPLOYMENT

In the event any Participant terminates employment with Sponsor and its Participating Subsidiaries for any reason (including death) prior to the expiration of an Offering Period, the Participant's participation in the Plan shall terminate and all amounts credited to the Participant's account shall be paid to the Participant or, in the case of death, to the Participant's heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. If a Participant's termination of employment occurs within a certain period of time as specified by the Committee (not to exceed 30 days) prior to the Purchase Date of the Offering Period then in progress, his or her option for the purchase of shares of Common Stock will be exercised on such Purchase Date in accordance with Section 9 as if such Participant were still employed by the Company. If the Committee does not establish different rules with respect to an Offering Period, then if a Participant's termination of employment occurs on or after the fifth (5th) working day preceding the Purchase Date of an Offering Period, then his or her option for the purchase of shares of Common Stock will be exercised on such Purchase Date in accordance with Section 9 as if such Participant were still employed by the Company. Following the purchase of shares on such Purchase Date, the Participant's participation in the Plan shall terminate and all amounts credited to the Participant's account shall be paid to the Participant or, in the case of death, to the Participant's heirs or estate, without interest. The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among Participating Subsidiaries, Subsidiaries and Sponsor, and the Committee may establish termination-of-employment procedures for this Plan that are independent of similar rules established under other benefit plans of Sponsor and its Subsidiaries; provided that such procedures are not in conflict with the requirements of Section 423 of the Code.

Section 7.    STOCK

Subject to adjustment as set forth in Section 11, the aggregate number of shares of Common Stock which may be issued pursuant to the Plan shall be one million five hundred thousand (1,500,000) shares (the "Share Reserve").

Notwithstanding the above, subject to adjustment as set forth in Section 11, the maximum number of shares of Common Stock that may be issued to any Employee in a given Offering

Period shall be two thousand (2,000) shares of Common Stock. The Committee may change this limitation at any time on a prospective basis to apply to future Offering Periods. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds either maximum, the Committee shall make, as applicable, such adjustment or pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

Section 8.    OFFERING

(a)
On the Commencement Date relating to each Offering Period, each eligible Employee, whether or not such Employee has elected to participate as provided in Section 5(a), shall be granted an option to purchase a number of whole shares of Common Stock (as adjusted as set forth in Section 11) established by the Committee, which may be purchased with the payroll deductions accumulated on behalf of such Employee during each Offering Period at the purchase price specified in Section 8(b) below, subject to the additional limitation that no Employee participating in the Plan shall be granted an option to purchase Common Stock under the Plan if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of Sponsor and its Subsidiaries to accrue at a rate which exceeds U.S. twenty-five thousand dollars (U.S. $25,000) of the Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the Plan, an option is "granted" on a Participant's Commencement Date. An option will expire upon the earliest to occur of (i) the termination of a Participant's participation in the Plan or such Offering Period (ii) the beginning of a subsequent Offering Period in which such Participant is participating; or (iii) the termination of the Offering Period. This Section 8(a) shall be interpreted so as to comply with Code Section 423(b)(8).

(b)
The Purchase Price under each option shall be with respect to an Offering Period the lower of (i) a percentage (not less than eighty-five percent (85%)) ("Designated Percentage") of the Offering Price, or (ii) the Designated Percentage of the Market Value of a share of Common Stock on the Purchase Date on which the Common Stock is purchased; provided that the Purchase Price may be adjusted by the Committee pursuant to Sections 11 or 12 in accordance with Section 424(a) of the Code. For a given Offering Period, the Designated Percentage shall be established no later than the beginning of the Enrollment Period for such Offering Period. The Committee may change the Designated Percentage with respect to any future Offering Period, but not to below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the Purchase Price shall be the Designated Percentage of the Market Value of a share of the Common Stock solely on the Purchase Date. If the Committee does not establish the Designated Percentage prior to the beginning of the Enrollment Period for a given Offering Period, the Designated Percentage for such Offering Period shall be ninety percent (90%).

Section 9.    PURCHASE OF STOCK

Unless a Participant withdraws from the Plan as provided in Section 5(c), terminates employment prior to the end of an Offering Period as provided in Section 6, or except as provided in Sections 7, 12 or 14(b), upon the expiration of each Offering Period, a Participant's option shall be exercised automatically for the purchase of that number of whole shares of Common Stock which the accumulated payroll deductions credited to the Participant's account at that time shall purchase at the applicable price specified in Section 8(b) in accordance with the terms of the Plan, including Section 7. Notwithstanding the foregoing, Sponsor or its Participating Subsidiary may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes and/or social insurance and/or other amounts which Sponsor or its Participating Subsidiary determines is required by Applicable Law. Each Participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan. The shares of Common Stock purchased upon exercise of an option hereunder shall be considered for tax purposes to be sold to the Participant on the Purchase Date. A Participant's option to purchase shares of Common Stock hereunder is exercisable only by him or her.

Section 10.    PAYMENT AND DELIVERY

As soon as practicable after the exercise of an option, Sponsor shall deliver or cause to have delivered to the Participant a record of the Common Stock purchased and the balance of any amount of payroll deductions credited to the Participant's account not used for the purchase of Common Stock, except as specified below. The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. Sponsor or its Participating Subsidiary shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other Stockholder rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 10. The Committee may in its discretion direct Sponsor to retain in a Participant's account for the subsequent Offering Period any payroll deductions which are not sufficient to purchase a whole share of Common Stock or return such amount to the Participant. Any other amounts remaining in a Participant's account after a Purchase Date shall be returned to the Participant. If the Committee does not establish different rules with respect to an Offering Period, then all amounts remaining in a Participant's account after a Purchase Date which are not sufficient to purchase a whole share of Common Stock shall be retained in a Participant's account for the subsequent Offering Period.

Section 11.    RECAPITALIZATION

Subject to any required action by the Stockholders of Sponsor, if there is any change in the outstanding shares of Common Stock or other securities of Sponsor because of a merger, consolidation, spin-off, reorganization, recapitalization, dividend in property other than cash, extraordinary dividend whether in cash and/or other property, stock split, reverse stock split, stock dividend, liquidating dividend, combination or reclassification of the Common Stock or other securities (including any such change in the number of shares of Common Stock or other securities effected in connection with a change in domicile of Sponsor), or any other increase or decrease in the number of shares of Common Stock or other securities effected without receipt of consideration by Sponsor, provided that conversion of any convertible securities of Sponsor shall not be deemed to have been "effected without receipt of consideration," the type and number of securities covered by each option under the Plan which has not yet been exercised and the type and number of securities which have been authorized and remain available for issuance under the Plan, as well as the maximum number of securities which may be purchased by a Participant in an Offering Period, and the price per share covered by each option under the Plan which has not yet been exercised, shall be appropriately and proportionally adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board's determinations under this Section 11 shall be conclusive and binding on all parties.

12.    MERGER, LIQUIDATION, OTHER CORPORATE TRANSACTIONS

(a)
In the event of the proposed liquidation or dissolution of Sponsor, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

(b)
In the event of a proposed sale of all or substantially all of the assets of Sponsor, or the merger or consolidation or similar combination of Sponsor with or into another entity, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor entity, (2) on a date established by the Board on or before the date of consummation of such merger, consolidation, combination or sale, such date shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, (3) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest to the Participants, or (4) outstanding options shall continue unchanged.

Section 13.    TRANSFERABILITY

Neither payroll deductions credited to a Participant's bookkeeping account nor any rights to exercise an option or to receive shares of Common Stock under the Plan may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5(c).

Section 14.    AMENDMENT OR TERMINATION OF THE PLAN

(a)
The Plan shall continue from the Effective Date until the time that the Plan is terminated in accordance with Section 14(b).

(b)
The Board or the Committee may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Stockholders, no such revision or amendment shall increase the number of shares subject to the Plan, other than an adjustment under Section 11 of the Plan, or make other changes for which Stockholder approval is required under Applicable Law. Upon a termination or suspension of the Plan, the Board may in its discretion (i) return without interest, the payroll deductions credited to Participants' accounts to such Participants or (ii) set an earlier Purchase Date with respect to an Offering Period then in progress.

Section 15.    ADMINISTRATION

(a)
The Board has appointed the Compensation Committee of the Board to administer the Plan (the "Committee"), who will serve for such period of time as the Board may specify and whom the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee may delegate to a sub-committee and/or to an officer or officers or employees of Sponsor the day-to-day administration of the Plan. The Committee shall have full power and authority to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Committee shall be final and binding upon all Participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Company shall pay all expenses incurred in the administration of the Plan.

(b)
In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and of the Committee and their delegates shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Sponsor) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

Section 16.    COMMITTEE RULES FOR FOREIGN JURISDICTIONS

The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not in the Plan. The Committee may also adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423 and shall be deemed to be outside the scope of Code Section 423, unless the terms of the sub-plan provide otherwise. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 7, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. The Committee shall not be required to obtain the approval of the Stockholders prior to the adoption, amendment or termination of any sub-plan unless required by the laws of the foreign jurisdiction in which Employees participating in the sub-plan are located.

Section 17.    SECURITIES LAWS REQUIREMENTS

(a)
No option granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the

  Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Company with respect to such compliance. If on a Purchase Date in any Offering Period hereunder, the Plan is not so registered or in such compliance, options granted under the Plan which are not in material compliance shall not be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Commencement Date relating to such Offering Period. If, on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, options granted under the Plan which are not in material compliance shall not be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire shares of Common Stock) shall be returned to the Participants, without interest. The provisions of this Section 17 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

(b)
As a condition to the exercise of an option, Sponsor may require that the person exercising such option represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Sponsor, such a representation is required by any of the aforementioned applicable provisions of law.

18.    GOVERNMENTAL REGULATIONS

This Plan and Sponsor's obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

19.    NO ENLARGEMENT OF EMPLOYEE RIGHTS

Nothing contained in this Plan shall be deemed to give any Employee or other individual the right to be retained in the employ or service of Sponsor or any Participating Subsidiary or to interfere with the right of Sponsor or Participating Subsidiary to discharge any Employee or other individual at any time, for any reason or no reason, with or without notice.

20.    GOVERNING LAW

This Plan shall be governed by applicable laws of the State of Delaware and applicable federal law.

21.    EFFECTIVE DATE

This Plan shall be effective on the Effective Date, subject to approval of the Stockholders of Sponsor within twelve (12) months before or after its date of adoption by the Board.

22.    REPORTS

Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be made available to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

23.    DESIGNATION OF BENEFICIARY FOR OWNED SHARES

With respect to shares of Common Stock purchased by the Participant pursuant to the Plan and held in an account maintained by Sponsor or its assignee on the Participant's behalf, the

Participant may be permitted to file a written designation of beneficiary, who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to the Purchase Date of an Offering Period. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by local law. The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice. Subject to local legal requirements, in the event of a Participant's death, Sponsor or its assignee shall deliver any shares of Common Stock and/or cash to the designated beneficiary. Subject to local law, in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant's death, Sponsor shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of Sponsor), Sponsor in its sole discretion, may deliver (or cause its assignee to deliver) such shares of Common Stock and/or cash to the spouse, or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to Sponsor, then to such other person as Sponsor may determine. The provisions of this Section 23 shall in no event require Sponsor to violate local law, and Sponsor shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant's account in compliance with local law.

24.    ADDITIONAL RESTRICTIONS OF RULE 16b-3.

The terms and conditions of options granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares of Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

25.    NOTICES

All notices or other communications by a Participant to Sponsor or the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by Sponsor or the Committee at the location, or by the person, designated by Sponsor for the receipt thereof.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CALIFORNIA WATER SERVICE GROUP ATTN:MICHELLE MORTENSN 1720 NORTH FIRST STREET SAN JOSE, CA 95112-4598 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR all the nominees listed in proposal 1. 1. ELECTION OF DIRECTORS Nominees Gregory E. Aliff For 0 0 0 Against 0 0 0 0 0 0 0 0 0 Abstain 0 0 0 0 0 0 0 0 0 1A The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For 0 0 Against 0 0 Abstain 0 0 1B Terry P. Bayer 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION. RATIFICATION OF SELECTION OF THE DELOITTE & TOUCHE LLP AS THE GROUP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018. 1C Edwin A. Guiles 3 1D Martin A. Kropelnicki 0 0 0 1E Thomas M. Krummel, M.D. 4 APPROVAL OF THE GROUP'S 2018 EMPLOYEE STOCK PURCHASE PLAN. 1F Richard P. Magnuson NOTE: I authorize the proxies to vote according to their discretion on any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. 1G Peter C. Nelson 1H Carol M. Pottenger 1I Lester A. Snow Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000374243_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 30, 2018: The Annual Report, Form 10-K and Proxy Statement are available at www.proxyvote.com. CALIFORNIA WATER SERVICE GROUP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MARTIN A. KROPELNICKI and MICHELLE R. MORTENSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held at our executive offices, 1720 North First Street, San Jose, California on May 30, 2018 at 9:30 a.m., or at any adjournment or postponement thereof (including, if applicable, for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unavailable to serve). By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting and of the Group's most recent Annual Report to Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4. Please date, sign and mail in the enclosed envelope, or vote by Internet or telephone, as soon as possible. Continued and to be signed on reverse side 0000374243_2 R1.0.1.17